SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No.   47    (File Number 2-51586)              X

                                               and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 33 (File Number 811-2503)                                 X


IDS BOND FUND, INC.
IDS Tower 10
Minneapolis, Minnesota 55402-0010

Leslie L. Ogg, 901 Marquette Ave. S., Suite 2810
Minneapolis, Minnesota 55402-3268
(612) 330-9283


Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)
          immediately upon filing pursuant to paragraph (b)
     X    on October 30, 1997 pursuant to paragraph (b)
          60 days after filing pursuant to paragraph (a)(i) on (date) pursuant to paragraph (a)(i)
          75 days after filing pursuant to paragraph (a)(ii) on (date) pursuant to paragraph (a)(ii) of rule 485

If appropriate, check the following box:

         This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

Cross reference sheet showing the location in the prospectus and Statement of Additional Information of the information called for by items enumerated in Parts A and B of Form N-1A.

Negative answers omitted are so indicated.


                                     PART A

Item No.       Section in Prospectus
1              Cover page of prospectus
2  (a)         Sales charge and Fund expenses
   (b)         The Fund in brief
   (c)         The Fund in brief
3  (a)         Financial highlights
   (b)         NA
   (c)         Performance
   (d)         Financial highlights
4  (a)         The Fund in brief; Investment policies and risks; How the Fund is organized
   (b)         Investment policies and risks
   (c)         Investment policies and risks
5  (a)         Board members and officers
   (b)(i)      Investment manager; About American Express Financial Corporation
               - General information
   (b)(ii)     Investment manager
   (b)(iii)    Investment manager
   (c)         Portfolio manager
   (d)         Administrator and transfer agent
   (e)         Administrator and transfer agent
   (f)         Distributor
   (g)         Investment manager; About American Express Financial Corporation
               - General information
5A(a)          *
   (b)         *
6  (a)         Shares; Voting rights
   (b)         NA
   (c)         NA
   (d)         Voting rights
   (e)         Cover page; Special shareholder services
   (f)         Dividend and capital gain distributions; Reinvestments
   (g)         Taxes
   (h)         Alternative purchase arrangements
7  (a)         Distributor
   (b)         Valuing Fund shares
   (c)         How to purchase, exchange or redeem shares
   (d)         How to purchase shares
   (e)         NA
   (f)         Distributor
   (g)         Alternative purchase arrangements; Reductions and waivers of the sales charge
8  (a)         How to redeem shares
   (b)         NA
   (c)         How to purchase shares: Three ways to invest
   (d)         How to purchase, exchange or redeem shares: Redemption policies -
               "Important...
9              None

                                     PART B

Item No.       Section in Statement of Additional Information
10             Cover page of SAI
11             Table of Contents
12             NA
13 (a)         Additional Investment Policies; all appendices except Dollar-Cost
               Averaging
   (b)         Additional Investment Policies
   (c)         Additional Investment Policies
   (d)         Security Transactions
14 (a)         Board members and officers**; Board Members and Officers
   (b)         Board Members and Officers
   (c)         Board Members and Officers
15 (a)         NA
   (b)         Principal Holders of Securities, if applicable
   (c)         Board Members and Officers
16 (a)(i)      How the Fund is organized; About the American Express Financial
               Corporation**
   (a)(ii)     Agreements: Investment Management Services Agreement, Plan and
               Agreement of Distribution
   (a)(iii)    Agreements: Investment Management Services Agreement
   (b)         Agreements: Investment Management Services Agreement
   (c)         NA
   (d)         Agreements: Administrative Services Agreement, Shareholder
               Service Agreement
   (e)         NA
   (f)         Agreement: Distribution Agreement
   (g)         NA
   (h)         Custodian Agreement; Independent Auditors
   (i)         Agreements: Transfer Agency Agreement; Custodian Agreement
17 (a)         Security Transactions
   (b)         Brokerage Commissions Paid to Brokers Affiliated with American
               Express Financial Corporation
   (c)         Security Transactions
   (d)         Security Transactions
   (e)         Security Transactions
18 (a)         Shares; Voting rights**
   (b)         NA
19(a)          Investing in the Fund
   (b)         Valuing Fund Shares; Investing in the Fund
   (c)         Redeeming Shares
20             Taxes
21 (a)         Agreements: Distribution Agreement
   (b)         NA
   (c)         NA
22 (a)         Performance Information (for money market funds only)
   (b)         Performance Information (for all funds except money market funds)
23             Financial Statements


*    Designates information is located in annual report.
**   Designates location in prospectus.

IDS Bond Fund


Prospectus
Oct. 30, 1997



The goal of IDS Bond Fund, Inc. is to provide shareholders with a high level of current income while attempting to conserve the value of the investment and to continue a high level of income for the longest period of time. The Fund invests primarily in corporate bonds and other debt securities.

This prospectus contains facts that can help you decide if the Fund is the right investment for you. Read it before you invest and keep it for future reference.

Additional facts about the Fund are in a Statement of Additional Information
(SAI), filed with the Securities and Exchange Commission (SEC) and available for reference, along with other related materials, on the SEC Internet web site (http://www.sec.gov). The SAI is incorporated here by reference.
For a free copy, contact American Express Shareholder Service.

Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


Please note that the Fund:

o    is not a bank deposit
o    is not federally insured
o    is not endorsed by any bank or government agency
o    is not guaranteed to achieve its goal


American Express Shareholder Service
P.O. Box 534
Minneapolis, MN
55440-0534
800-862-7919
TTY:  800-846-4852
Web site address: http://www.americanexpress.com/advisors

Table of contents

The Fund in brief
         Goal
         Investment policies and risks
         Manager and distributor
         Portfolio manager
         Alternative purchase arrangements

Sales charge and Fund expenses

Performance
         Financial highlights
         Total returns
         Yield

Investment policies and risks
         Facts about investments and their risks
         Alternative investment option
         Valuing Fund shares

How to purchase, exchange or redeem shares
         Alternative purchase arrangements
         How to purchase shares
         How to exchange shares
         How to redeem shares
         Reductions and waivers of the sales charge

Special shareholder services
         Services
         Quick telephone reference

Distributions and taxes
         Dividend and capital gain distributions
         Reinvestments
         Taxes
         How to determine the correct TIN

How the Fund is organized
         Shares
         Voting rights
         Shareholder meetings
         Board members and officers
         Investment manager
         Administrator and transfer agent
         Distributor

About American Express Financial Corporation
         General information

Appendices
         Description of corporate bond ratings
         Descriptions of derivative instruments

The Fund in brief

Goal

IDS Bond Fund (the Fund) seeks to provide shareholders with a high level of current income while attempting to conserve the value of the investment and to continue a high level of income for the longest period of time. Because any investment involves risk, achieving this goal cannot be guaranteed.
Only shareholders can change the goal.

Investment policies and risks

The Fund is a diversified mutual fund that invests primarily in bonds and other debt securities issued by U.S. and foreign corporations and governments. At least half of the Fund's net assets must be in bonds rated "investment grade."

The Fund also invests in lower-quality debt securities, convertible securities, stocks, derivative instruments and money market instruments. Some of the Fund's investments may be considered speculative and involve additional investment risks. For further information, refer to the later section in the prospectus titled "Investment policies and risks."

Manager and distributor

The Fund is managed by American Express Financial Corporation (AEFC), a provider of financial services since 1894. AEFC currently manages more than $__ billion in assets for the IDS MUTUAL FUND GROUP. Shares of the Fund are sold through American Express Financial Advisors Inc., a wholly-owned subsidiary of AEFC.

Portfolio manager

Frederick Quirsfeld joined AEFC in 1985 and serves as vice president and senior portfolio manager. He has managed this Fund since 1985. He also is a member of the portfolio management team for Total Return Portfolio.

Alternative purchase arrangements

The Fund offers its shares in three classes. Class A shares are subject to a sales charge at the time of purchase. Class B shares are subject to a contingent deferred sales charge (CDSC) on redemptions made within six years of purchase and an annual distribution (12b-1) fee. Class Y shares are sold without a sales charge to qualifying institutional investors.

Sales charge and Fund expenses

Shareholder transaction expenses are incurred directly by an investor on the purchase or redemption of Fund shares. Fund operating expenses are paid out of Fund assets for each class of shares. Operating expenses are reflected in the Fund's daily share price and dividends, and are not charged directly to shareholder accounts.

Shareholder transaction expenses
                                             Class A      Class B     Class Y
Maximum sales charge on purchases*
(as a percentage of offering price).............5%          0%          0%
Maximum deferred sales charge
imposed on redemptions (as a
percentage of original purchase price)..........0%          5%          0%


Annual Fund operating expenses (as a percentage of average daily net assets):

                                    Class A           Class B          Class Y
Management fee                          0.49%             0.49%            0.49%
12b-1 fee                               0.00%             0.75%            0.00%
Other expenses**                        0.35%             0.36%            0.28%
Total                                   0.84%             1.60%            0.77%


*This charge may be reduced depending on your total investments in IDS funds.
 See "Reductions of the sales charge."


**Other expenses include an administrative services fee, a shareholder services fee, a transfer agency fee and other nonadvisory expenses. Class Y expenses have been restated to reflect the 0.10% shareholder services fee effective May 9, 1997.


Example: Suppose for each year for the next 10 years, Fund expenses are as above and annual return is 5%. If you sold your shares at the end of the following years, for each $1,000 invested, you would pay total expenses of:

            ----------- ------------ ------------ -----------
            1 year      3 years      5 years      10 years
----------- ----------- ------------ ------------ -----------
----------- ----------- ------------ ------------ -----------
Class A     $     58    $     75     $     94     $    149
----------- ----------- ------------ ------------ -----------
----------- ----------- ------------ ------------ -----------
Class B     $     66    $     91     $    107     $    170**
----------- ----------- ------------ ------------ -----------
----------- ----------- ------------ ------------ -----------
Class B*    $     16    $     51     $     87     $    170**
----------- ----------- ------------ ------------ -----------
----------- ----------- ------------ ------------ -----------
Class Y     $      8    $     25     $     43     $     96
----------- ----------- ------------ ------------ -----------


*Assuming Class B shares are not redeemed at the end of the period.
**Based on conversion of Class B shares to Class A shares after eight years.

This example does not represent actual expenses, past or future. Actual expenses may be higher or lower than those shown. Because Class B pays annual distribution (12b-1) fees, long-term shareholders of Class B may indirectly pay an equivalent of more than a 6.25% sales charge, the maximum permitted by the National Association of Securities Dealers.



Performance

Financial highlights

          IDS Bond Fund, Inc.

          Fiscal period ended Aug. 31,
                    Per share income and capital changesa
                                                                               Class A
                           1997     1996   1995   1994   1993     1992     1991     1990   1989   1988

Net asset value,          $4.99    $5.05  $4.91  $5.48  $5.11    $4.74    $4.39    $4.74  $4.60  $4.72
beginning of period
                           Income from investment operations:
Net investment income       .35      .36    .38    .41    .40      .40      .41      .40    .42    .44
(loss)

Net gains (losses)          .23     (.07)   .23   (.51)   .38      .37      .33     (.36)   .15   (.12)
(both realized
and unrealized)

Total from investment       .58      .29    .61   (.10)   .78      .77      .74      .04    .57    .32
operations
                           Less distributions:
Dividends from net         (.35)    (.35)  (.37)  (.41)  (.41)    (.40)    (.39)    (.39)  (.43)  (.44)
investment income

Distributions from           --       --   (.10)  (.06)    --       --       --       --     --     --
realized gains

Total distributions        (.35)    (.35)  (.47)  (.47)  (.41)    (.40)    (.39)    (.39)  (.43)  (.44)

Net asset value,          $5.22    $4.99  $5.05  $4.91  $5.48    $5.11    $4.74    $4.39  $4.74  $4.60
end of period
                           Ratios/supplemental data
                                  Class A
                           1997     1996   1995   1994   1993     1992     1991     1990   1989   1988

Net assets, end of       $2,646   $2,563 $2,363 $2,249 $2,490   $2,174   $1,902   $1,730 $1,811  1,733
period (in millions)

Ratio of expenses to        .84%     .84%   .78%   .68%   .70%     .72%     .77%     .77%   .75%   .73%
average daily net assets(c)

Ratio of net income        6.86%    7.01%  7.84%  7.71%  7.78%    8.29%    9.03%    8.83%  9.04%  9.45%
(loss) to average
daily net assets

Portfolio turnover rate      50%      45%    43%    40%    60%      64%      74%      81%    97%    76%
(excluding short-term
securities)

Total return(b)            12.1%     5.8%  13.7%  (2.0%) 15.8%    16.9%    17.6%      .9%  13.0%   7.2%


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Total return does not reflect payment of a sales charge.
(c) Effective fiscal year 1996, expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

          IDS Bond Fund, Inc.

                               Fiscal period ended Aug. 31,
                               Per share income and capital changes(a)
                               Class B                     Class Y
                         1997   1996  1995(b)      1997     1996   1995(b)

Net asset value,        $4.99  $5.05  $4.79       $4.99    $5.05  $4.79
beginning of period
                           Income from investment operations:

Net investment income     .31    .32    .17         .36      .37    .19
(loss)

Net gains (both realized  .23   (.07)   .26         .23     (.07)   .26
and unrealized)

Total from investment     .54    .25    .43         .59      .30    .45
operations

                           Less distributions:
Dividends from net       (.31)  (.31)  (.17)       (.36)    (.36)  (.19)
investment income

Net asset value,        $5.22  $4.99  $5.05       $5.22    $4.99  $5.05
end of period
                           Ratios/supplemental data
                               Class B                     Class Y
                         1997   1996   1995(b)     1997     1996   1995(b)

Net assets, end of       $913   $848   $782        $116      $88    $64
period (in millions)

Ratio of expenses to     1.60%  1.60%  1.63%(c)     .70%     .67%   .67%(c)
average daily net assets(e)

Ratio of net income      6.10%  6.24%  6.81%(c)    7.01%    7.19%  8.44%(c)
(loss) to average
daily net assets

Portfolio turnover rate    50%    45%    43%         50%      45%    43%
(excluding short-term
securities)

Total return(d)          11.2%   5.0%   9.0%       12.2%     5.9%   9.4%

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Inception date was March 20, 1995.
(c) Adjusted to an annual basis.
(d) Total return does not reflect payment of a sales charge.
(e) Effective fiscal year 1996, expense ratio is based on total expenses of the Fund before the reduction of earnings credits on cash balances.


The information in these tables have been audited by KPMG Peat Marwick LLP, independent auditors. The independent auditors' report and additional information about the performance of the Fund are contained in the Fund's annual report which, if not included with this prospectus, may be obtained without charge.

Total returns

Total return is the sum of all of your returns for a given period, assuming you reinvest all distributions. It is calculated by taking the total value of shares you own at the end of the period (including shares acquired by reinvestment), less the price of shares you purchased at the beginning of the period.

Average annual total return is the annually compounded rate of return over a given time period (usually two or more years). It is the total return for the period converted to an equivalent annual figure.


Average annual total returns as of Aug. 31, 1997


---------------------- -------------------- --------------------- --------------------- --------------------

Purchase made          1 year ago           Since inception       5 years ago           10 years ago
---------------------- -------------------- --------------------- --------------------- --------------------
---------------------- -------------------- --------------------- --------------------- --------------------
Bond Fund:
---------------------- -------------------- --------------------- --------------------- --------------------
---------------------- -------------------- --------------------- --------------------- --------------------
Class A                       +6.45%                -- %                  +7.74%                +9.31%
---------------------- -------------------- --------------------- --------------------- --------------------
---------------------- -------------------- --------------------- --------------------- --------------------
Class B                       +7.21%               +9.04%*                -- %                   -- %
---------------------- -------------------- --------------------- --------------------- --------------------
---------------------- -------------------- --------------------- --------------------- --------------------
Class Y                      +12.21%              +11.50%*                -- %                   -- %
---------------------- -------------------- --------------------- --------------------- --------------------
---------------------- -------------------- --------------------- --------------------- --------------------
Lehman Aggregate
Bond Index                   +10.01%               +8.64%**              +6.80%                +9.05%
---------------------- -------------------- --------------------- --------------------- --------------------

*Inception date was March 20, 1995.
**Measurement period started April 1, 1995.


Cumulative total returns as of Aug. 31, 1997


---------------------- -------------------- --------------------- --------------------- --------------------
Purchase made          1 year ago           Since inception       5 years ago           10 years ago
---------------------- -------------------- --------------------- --------------------- --------------------
---------------------- -------------------- --------------------- --------------------- --------------------
Bond Fund:
---------------------- -------------------- --------------------- --------------------- --------------------
---------------------- -------------------- --------------------- --------------------- --------------------
Class A                       +6.45%                -- %                 +45.20%              +143.77%
---------------------- -------------------- --------------------- --------------------- --------------------
---------------------- -------------------- --------------------- --------------------- --------------------
Class B                       +7.21%              +23.65%*                -- %                   -- %
---------------------- -------------------- --------------------- --------------------- --------------------
---------------------- -------------------- --------------------- --------------------- --------------------
Class Y                      +12.21%              +30.58%*                -- %                   -- %
---------------------- -------------------- --------------------- --------------------- --------------------
---------------------- -------------------- --------------------- --------------------- --------------------
Lehman Aggregate
Bond Index                   +10.01%              +22.34%**             +38.92%              +137.89%
---------------------- -------------------- --------------------- --------------------- --------------------

*Inception date was March 20, 1995.
**Measurement period started April 1, 1995.

These examples show total returns from hypothetical investments in Class A, Class B and Class Y shares of the Fund. These returns are compared to those of a popular index for the same periods. The performance of Class B and Class Y will vary from the performance of Class A based on differences in sales charges and fees. Past performance for Class Y for the periods prior to March 20, 1995 may be calculated based on the performance of Class A, adjusted to reflect differences in sales charges although not for other differences in expenses.

For purposes of calculation, information about the Fund assumes:
o        a sales charge of 5% for Class A shares
o redemption at the end of the period and deduction of the applicable contingent deferred sales charge for Class B shares
o        no sales charge for Class Y shares
o no adjustments for taxes an investor may have paid on the reinvested income and capital gains
o a period of widely fluctuating securities prices. Returns shown should not be considered a representation of the Fund's future performance.

Lehman Aggregate Bond Index is an unmanaged index made up of a representative list of government and corporate bonds as well as asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. However, the securities used to create the index may not be representative of the bonds held in the Fund. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

Yield


Yield is the net investment income earned per share for a specified time period, divided by the offering price at the end of the period. The Fund's annualized yield for the 30-day period ended Aug. 31, 1997, was 6.14% for Class A, 5.70% for Class B and 6.54% for Class Y. The Fund calculates this 30-day annualized yield by dividing:


o       net investment income per share deemed earned during a 30-day period by

o       the public offering price per share on the last day of the period, and

o       converting the result to a yearly equivalent figure

This yield calculation does not include any contingent deferred sales charge, ranging from 5% to 0% on Class B shares, which would reduce the yield quoted.

The Fund's yield varies from day to day, mainly because share values and offering prices (which are calculated daily) vary in response to changes in interest rates. Net investment income normally changes much less in the short run. Thus, when interest rates rise and share values fall, yield tends to rise. When interest rates fall, yield tends to follow.

Past yields should not be considered an indicator of future yields.

Investment policies and risks


The Fund invests primarily in bonds and other debt securities (including municipal obligations) issued by U.S. and foreign corporations and governments. At least 50% of the Fund's net assets will be invested in investment-grade corporate bonds (bonds that independent rating agencies rate in one of their top four grades), unrated corporate bonds the investment manager believes have investment grade quality, and government bonds. Under normal market conditions, 65% of the Fund's total assets will be in bonds.


The Fund also invests in lower-rated debt securities, convertible securities, preferred stocks, common stocks, derivative instruments and money market instruments.


The various types of investments the investment manager uses to achieve investment performance are described in more detail in the next section and in the SAI.


Facts about investments and their risks

Debt securities: The price of bonds generally falls as interest rates increase, and rises as interest rates decrease. The price of bonds also fluctuates if the credit rating is upgraded or downgraded.


The price of bonds below investment grade may react more to the ability of the issuing company to pay interest and principal when due than to changes in interest rates. They have greater price fluctuations, are more likely to experience a default and sometimes are referred to as junk bonds. Reduced market liquidity for these bonds may occasionally make it more difficult to value them. In valuing bonds, the Fund relies both on independent rating agencies and the investment manager's credit analysis. Securities that are subsequently downgraded in quality may continue to be held by the Fund and will be sold only when the investment manager believes it is advantageous to do so.


                                Bond ratings and holdings for fiscal 1997

--------------------------- ------------------ ---------------------------------- --------------------------
                                                                                  Percent of net assets in
                            S&P rating                                            unrated securities
Percent of net assets       (or Moody's        Protection of principal and        assessed by AEFC
                            equivalent)        interest
--------------------------- ------------------ ---------------------------------- --------------------------
--------------------------- ------------------ ---------------------------------- --------------------------
       25.90%               AAA                Highest quality                            0.48%
--------------------------- ------------------ ---------------------------------- --------------------------
--------------------------- ------------------ ---------------------------------- --------------------------
        6.61                AA                 High quality                               --
--------------------------- ------------------ ---------------------------------- --------------------------
--------------------------- ------------------ ---------------------------------- --------------------------
       12.49                A                  Upper medium grade                         0.02
--------------------------- ------------------ ---------------------------------- --------------------------
--------------------------- ------------------ ---------------------------------- --------------------------
       17.20                BBB                Medium grade                               0.30
--------------------------- ------------------ ---------------------------------- --------------------------
--------------------------- ------------------ ---------------------------------- --------------------------
       15.50                BB                 Moderately speculative                     0.24
--------------------------- ------------------ ---------------------------------- --------------------------
--------------------------- ------------------ ---------------------------------- --------------------------
        8.01                B                  Speculative                                0.42
--------------------------- ------------------ ---------------------------------- --------------------------
--------------------------- ------------------ ---------------------------------- --------------------------
        0.15                CCC                Highly speculative                         0.18
--------------------------- ------------------ ---------------------------------- --------------------------
--------------------------- ------------------ ---------------------------------- --------------------------
         --                  CC                 Poor quality                                --
--------------------------- ------------------ ---------------------------------- --------------------------
--------------------------- ------------------ ---------------------------------- --------------------------
         --                  C                  Lowest quality                              --
--------------------------- ------------------ ---------------------------------- --------------------------
--------------------------- ------------------ ---------------------------------- --------------------------
         --                  D                  In default                                  --
--------------------------- ------------------ ---------------------------------- --------------------------
--------------------------- ------------------ ---------------------------------- --------------------------
        2.57                 Unrated            Unrated securities                        0.93
--------------------------- ------------------ ---------------------------------- --------------------------

(See the Appendix to this prospectus describing corporate bond ratings for further information.)

Debt securities sold at a deep discount: Some bonds are sold at deep discounts because they do not pay interest until maturity. They include zero coupon bonds and PIK (pay-in-kind) bonds. Because such securities do not pay current cash income, the market value of these securities may be subject to greater volatility than other debt securities. To comply with tax laws, the Fund has to recognize a computed amount of interest income and pay dividends to shareholders even though no cash has been received. In some instances, the Fund may have to sell securities to have sufficient cash to pay the dividends.


Convertible securities: These securities generally are preferred stocks or bonds that can be exchanged for other securities, usually common stock, at prestated prices. When the trading price of the common stock makes the exchange likely, convertible securities trade more like common stock.

Preferred stocks: If a company earns a profit, it generally must pay its preferred stockholders a dividend at a pre-established rate.

Common stocks: Stock prices are subject to market fluctuations. Stocks of smaller companies may be subject to more abrupt or erratic price movements than stocks of larger, established companies or the stock market as a whole.

Foreign investments: Securities of foreign companies and governments may be traded in the United States, but often they are traded only on foreign markets. Frequently, there is less information about foreign companies and less government supervision of foreign markets. Foreign investments are subject to political and economic risks of the countries in which the investments are made, including the possibility of seizure or nationalization of companies, imposition of withholding taxes on income, establishment of exchange controls or adoption of other restrictions that might affect an investment adversely. If an investment is made in a foreign market, the local currency may be purchased using a forward contract in which the price of the foreign currency in U.S. dollars is established on the date the trade is made, but delivery of the currency is not made until the securities are received. As long as the Fund holds foreign currencies or securities valued in foreign currencies, the value of those assets will be affected by changes in the value of the currencies relative to the U.S. dollar. Because of the limited trading volume in some foreign markets, efforts to buy or sell a security may change the price of the security, and it may be difficult to complete the transaction. The Fund may invest up to 25% of its total assets in foreign investments.


Derivative instruments: The investment manager may use derivative instruments in addition to securities to achieve investment performance. Derivative instruments include futures, options and forward contracts. Such instruments may be used to maintain cash reserves while remaining fully invested, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs or to pursue higher investment returns. Derivative instruments are characterized by requiring little or no initial payment and a daily change in price based on or derived from a security, a currency, a group of securities or currencies, or an index. A number of strategies or combination of instruments can be used to achieve the desired investment performance characteristics. A small change in the value of the underlying security, currency or index will cause a sizable gain or loss in the price of the derivative instrument. Derivative instruments allow the investment manager to change the investment performance characteristics very quickly and at lower costs. Risks include losses of premiums, rapid changes in prices, defaults by other parties and inability to close such instruments. The Fund will use derivative instruments only to achieve the same investment performance characteristics it could achieve by directly holding those securities and currencies permitted under the investment policies. The Fund will designate cash or appropriate liquid assets to cover its portfolio obligations. No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions. This does not, however, limit the portion of the Fund's assets at risk to 5%. The Fund is not limited as to the percentage of its assets that may be invested in permissible investments, including derivatives, except as otherwise explicitly provided in this prospectus or the SAI. For descriptions of these and other types of derivative instruments, see the Appendix to this prospectus and the SAI.

Securities and other instruments that are illiquid: A security or other instrument is illiquid if it cannot be sold quickly in the normal course of business. Some investments cannot be resold to the U.S. public because of their terms or government regulations. Securities and instruments, however, can be sold in private sales, and many may be sold to other institutions and qualified buyers or on foreign markets. The investment manager will follow guidelines established by the board and consider relevant factors such as the nature of the security and the number of likely buyers when determining whether a security is illiquid. No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.


Money market instruments: Short-term debt securities rated in the top two grades or the equivalent are used to meet daily cash needs and at various times to hold assets until better investment opportunities arise. Generally, less than 25% of the Fund's total assets are in these money market instruments. However, for temporary defensive purposes these investments could exceed that amount for a limited period of time.

The investment policies described above may be changed by the board.

Lending portfolio securities: The Fund may lend its securities to earn income so long as borrowers provide collateral equal to the market value of the loans. The risks are that borrowers will not provide collateral when required or return securities when due. Unless a majority of the outstanding voting securities approve otherwise, loans may not exceed 30% of the Fund's net assets.

Alternative investment option

In the future, the board of the Fund may determine for operating efficiencies to use a master/feeder structure. Under that structure, the Fund's assets would be invested in an investment company with the same goal as the Fund, rather than invested directly in a portfolio of securities.

Valuing Fund shares

The public offering price is the net asset value (NAV) adjusted for the sales charge for Class A. It is the NAV for Class B and Class Y.

The NAV is the value of a single Fund share. The NAV usually changes daily, and is calculated at the close of business, normally 3 p.m. Central time, each business day (any day the New York Stock Exchange is open). NAV generally declines as interest rates increase and rises as interest rates decline.

To establish the net assets, all securities are valued as of the close of each business day. In valuing assets:

o Securities (except bonds) and assets with available market values are valued on that basis

o        Securities maturing in 60 days or less are valued at amortized cost


o        Bonds are valued according to methods selected by the board

o Assets without readily available market values are valued according to methods selected in good faith by the board.


How to purchase, exchange or redeem shares

Alternative purchase arrangements

The Fund offers three different classes of shares - Class A, Class B and Class
Y. The primary differences among the classes are in the sales charge structures and in their ongoing expenses. These differences are summarized in the table below. You may choose the class that best suits your circumstances and objectives.

                            -------------------------- -------------------------- --------------------------

                            Sales charge and           Service fee                Other information
                            distribution (12b-1) fee
--------------------------- -------------------------- -------------------------- --------------------------
--------------------------- -------------------------- -------------------------- --------------------------

Class A                     Maximum initial sales      0.175% of average daily    Initial sales charge
                            charge of 5%; no 12b-1     net assets                 waived or reduced for
                            fee                                                   certain purchases
--------------------------- -------------------------- -------------------------- --------------------------
--------------------------- -------------------------- -------------------------- --------------------------


Class B                     No initial sales charge;   0.175% of average daily    Shares convert to Class
                            maximum CDSC of 5%         net assets                 A in the ninth year of
                            declines to 0% after six                              ownership; CDSC waived
                            years; 12b-1 fee of                                   in certain circumstances
                            0.75% of average daily
                            net assets
--------------------------- -------------------------- -------------------------- --------------------------
--------------------------- -------------------------- -------------------------- --------------------------


Class Y                     None                       0.10% of average daily     Available only to
                                                       net assets                 certain qualifying
                                                                                  institutional investors
--------------------------- -------------------------- -------------------------- --------------------------


Conversion of Class B shares to Class A shares - During the ninth calendar year of owning your Class B shares, Class B shares will convert to Class A shares and will no longer be subject to a distribution fee. Class B shares that convert to Class A shares are not subject to a sales charge. Class B shares purchased through reinvested dividends and distributions also will convert to Class A shares in the same proportion as the other Class B shares. This means more of your money will be put to work for you.

Considerations in determining whether to purchase Class A or Class B shares - You should consider the information below in determining whether to purchase Class A or Class B shares. The distribution fee (included in "Ongoing expenses") and sales charges are structured so that you will have approximately the same total return at the end of eight years regardless of which class you chose.

                          Sales charges on purchase or redemption
If you purchase Class A shares                    If you purchase Class B shares

You will not have all of your purchase price      All of your money is invested in shares of
invested. Part of your purchase price will go     stock. However, you will pay a sales charge if
to pay the sales charge. You will not pay a       you redeem your shares within six years of
sales charge when you redeem your shares.         purchase.

You will be able to take advantage of             No reductions of the sales charge are
reductions in the sales charge.                   available for large purchases.

If your investments in IDS funds that are subject to a sales charge total
$250,000 or more, you are better off paying the reduced sales charge in Class A than paying the higher fees in Class B. If you qualify for a waiver of the sales charge, you should purchase Class A shares.

                                             Ongoing expenses

If you purchase Class A shares                         If you purchase Class B shares

Your shares will have a lower expense ratio            The distribution and transfer agency fees for
than Class B shares because Class A does not           Class B will cause your shares to have a
pay a distribution fee and the transfer agency         higher expense ratio and to pay lower
fee for Class A is lower than the fee for Class        dividends than Class A shares. After eight
B. As a result, Class A shares will pay higher         years, Class B shares will convert to Class A
dividends than Class B shares.                         shares and you will no longer be subject to higher fees.

You should consider how long you plan to hold your shares and whether the accumulated higher fees and CDSC on Class B shares prior to conversion would be less than the initial sales charge on Class A shares. Also consider to what extent the difference would be offset by the lower expenses on Class A shares. To help you in this analysis, the example in the "Sales charge and Fund expenses" section of the prospectus illustrates the charges applicable to each class of shares.

Class Y shares - Class Y shares are offered to certain institutional investors. Class Y shares are sold without a front-end sales charge or a CDSC and are not subject to a distribution fee. The following investors are eligible to purchase Class Y shares:

Qualified employee benefit plans* if the plan:
     uses a daily transfer recordkeeping service offering participants daily access to IDS funds and has at least $10 million in plan assets or
          500 or more participants; or
     does not use daily transfer recordkeeping and has at least $3 million invested in funds of the IDS MUTUAL FUND GROUP or 500 or more participants.

      Trust companies or similar institutions, and charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code.* These must have at least $10 million invested in funds of the IDS MUTUAL FUND GROUP.

      Nonqualified deferred compensation plans* whose participants are included in a qualified employee benefit plan described above.

* Eligibility must be determined in advance by American Express Financial Advisors. To do so, contact your financial advisor.

How to purchase shares


If you are investing in this Fund for the first time, you will need to set up an account. Your financial advisor will help you fill out and submit an application. Once your account is set up, you can choose among several convenient ways to invest.

Important: When opening an account, you must provide your correct Taxpayer Identification Number (Social Security or Employer Identification number). See "Distributions and taxes."


When you purchase shares for a new or existing account, the price you pay per share is determined at the close of business on the day your investment is received and accepted at the Minneapolis headquarters.

Purchase policies:

      Investments must be received and accepted in the Minneapolis headquarters on a business day before 3 p.m. Central time to be included in your account that day and to receive that day's share price. Otherwise, your purchase will be processed the next business day and you will pay the next day's share price.

      The minimums allowed for investment may change from time to time.

      Wire orders can be accepted only on days when your bank, AEFC, the Fund and Norwest Bank Minneapolis are open for business.

      Wire purchases are completed when wired payment is received and the Fund accepts the purchase.

      AEFC and the Fund are not responsible for any delays that occur in wiring funds, including delays in processing by the bank.

      You must pay any fee the bank charges for wiring.

      The Fund reserves the right to reject any application for any reason.

      If your application does not specify which class of shares you are purchasing, it will be assumed that you are investing in Class A shares.

                                           Three ways to invest

--------------------------- ---------------------------------------- --------------------------------------
1                           Send your check and application (or      Minimum amounts
By regular account          your name and account number if you
                            have an established account) to:         Initial investment:      $2,000

                            American Express                         Additional investments:    $100
                            Financial Advisors Inc.
                            P.O. Box 74                              Account balances:          $300*
                            Minneapolis, MN  55440-0074
                                                                     Qualified retirement
                            Your financial advisor will help you     accounts:                  none
                            with this process.

--------------------------- ---------------------------------------- --------------------------------------
2                           Contact your financial advisor to set    Minimum amounts
By scheduled investment     up one of the following scheduled
plan                        plans:                                   Initial investment:   $100

                               automatic payroll deduction           Additional investments:$100/each payment

                               bank authorization                    Account balances:     none
                                                                     (on active plans of
                               direct deposit of Social Security     monthly payments)
                              check
                                                                     If account balance is below $2,000,
                               other plan approved by the Fund       frequency of payments must be at
                                                                     least monthly.

--------------------------- ---------------------------------------- --------------------------------------

--------------------------- ---------------------------------------- --------------------------------------
3                           If you have an established account,      If this information is not included,
By wire                     you may wire money to:                   the order may be rejected and all
                                                                     money received by the Fund, less any
                            Norwest Bank Minneapolis                 costs the Fund or AEFC incurs, will
                            Routing No. 091000019                    be returned promptly.
                            Minneapolis, MN
                            Attn: Domestic Wire Dept.                Minimum amounts
                                                                     Each wire investment:     $1,000
                            Give these instructions: Credit IDS Account
                            #00-30-015 for personal account # (your account
                            number) for (your name).


*If your account balance falls below $300, you will be asked in writing to bring it up to $300 or establish a scheduled investment plan. If you don't do so within 30 days, your shares can be redeemed and the proceeds mailed to you.

How to exchange shares


You can exchange your shares of the Fund at no charge for shares of the same class of any other publicly offered fund in the IDS MUTUAL FUND GROUP available in your state. Exchanges into IDS Tax-Free Money Fund must be made from Class A shares. For complete information on any other fund, including fees and expenses, read that fund's prospectus carefully.


If your exchange request arrives at the Minneapolis headquarters before the close of business, your shares will be redeemed at the net asset value set for that day. The proceeds will be used to purchase new fund shares the same day. Otherwise, your exchange will take place the next business day at that day's net asset value.


For tax purposes, an exchange represents a redemption and purchase and may result in a gain or loss. However, you cannot use the sales charge imposed on the purchase of Class A shares to create or increase a tax loss (or reduce a taxable gain) by exchanging from the Fund within 91 days of your purchase. For further explanation, see the SAI.


How to redeem shares

You can redeem your shares at any time. American Express Shareholder Service will mail payment within seven days after receiving your request.

When you redeem shares, the amount you receive may be more or less than the amount you invested. Your shares will be redeemed at net asset value, minus any applicable sales charge, at the close of business on the day your request is accepted at the Minneapolis headquarters. If your request arrives after the close of business, the price per share will be the net asset value, minus any applicable sales charge, at the close of business on the next business day.

A redemption is a taxable transaction. If your proceeds from your redemption are more or less than the cost of your shares, you will have a gain or loss, which can affect your tax liability. Redeeming shares held in an IRA or qualified retirement account may subject you to certain federal taxes, penalties and reporting requirements. Consult your tax advisor.

                         Two ways to request an exchange or redemption of shares
------------------------------------ ----------------------------------- -----------------------------------
1                                    Include in your letter:             Regular mail:
By letter
                                        the name of the fund(s)          American Express
                                                                         Shareholder Service
                                        the class of shares to be        Attn: Redemptions
                                       exchanged or redeemed             P.O. Box 534
                                                                         Minneapolis, MN
                                        your account number(s) (for      55440-0534
                                       exchanges, both funds must be
                                       registered in the same            Express mail:
                                       ownership)
                                                                         American Express
                                        your Taxpayer Identification     Shareholder Service
                                       Number (TIN)                      Attn: Redemptions
                                                                         733 Marquette Ave.
                                        the dollar amount or number of   Minneapolis, MN  55402
                                       shares you want to exchange or
                                       redeem

                                        signature of all registered
                                       account owners

                                        for redemptions, indicate how
                                       you want your money delivered
                                       to you

                                        any paper certificates of
                                       shares you hold


------------------------------------ ----------------------------------- -----------------------------------
2
By phone                                The Fund and AEFC will honor        AEFC answers phone requests
                                       any telephone exchange or           promptly, but you may
American                               redemption request believed to      experience delays when call
Express Financial Advisors             be authentic and will use           volume is high. If you are
Telephone                              reasonable procedures to            unable to get through, use mail
Transaction                            confirm that they are. This         procedure as an alternative.
Service:                               includes asking identifying
800-437-3133                           questions and tape recording         Acting on your instructions,
 or                                    calls. If reasonable procedures     your financial advisor may
612-671-3800                           are not followed, the Fund or       conduct telephone transactions
                                       AEFC will be liable for any         on your behalf.
                                       loss resulting from fraudulent
                                       requests.                            Phone privileges may be
                                                                           modified or discontinued at any
                                        Phone exchange and redemption      time.
                                       privileges automatically apply
                                       to all accounts except            Minimum amount
                                       custodial, corporate or           Redemption:              $100
                                       qualified retirement accounts
                                       unless you request these          Maximum amount
                                       privileges NOT apply by writing   Redemption:           $50,000
                                       American Express Shareholder
                                       Service. Each registered owner
                                       must sign the request.





Exchange policies:

   You may make up to three exchanges within any 30-day period, with each limited to $300,000. These limits do not apply to scheduled exchange programs and certain employee benefit plans or other arrangements through which one shareholder represents the interests of several. Exceptions may be allowed with pre-approval of the Fund.

   Exchanges must be made into the same class of shares of the new fund.

   If your exchange creates a new account, it must satisfy the minimum investment amount for new purchases.

   Once we receive your exchange request, you cannot cancel it.

   Shares of the new fund may not be used on the same day for another exchange.

   If your shares are pledged as collateral, the exchange will be delayed until written approval is obtained from the secured party.

   AEFC and the Fund reserve the right to reject any exchange, limit the amount, or modify or discontinue the exchange privilege, to prevent abuse or adverse effects on the Fund and its shareholders. For example, if exchanges are too numerous or too large, they may disrupt the Fund's investment strategies or increase its costs.

Redemption policies:

   A "change of mind" option allows you to change your mind after requesting a redemption and to use all or part of the proceeds to purchase new shares in the same account from which you redeemed. If you reinvest in Class A, you will purchase the new shares at net asset value rather than the offering price on the date of a new purchase. If you reinvest in Class B, any CDSC you paid on the amount you are reinvesting also will be reinvested. To take advantage of this option, send a written request within 30 days of the date your redemption request was received. Include your account number and mention this option. This privilege may be limited or withdrawn at any time, and it may have tax consequences.

   A telephone redemption request will not be allowed within 30 days of a phoned-in address change.

          Important: If you request a redemption of shares you recently purchased by a check or money order that is not guaranteed, the Fund will wait for your check to clear. It may take up to 10 days from the date of purchase before a check is mailed to you. (A check may be mailed earlier if your bank provides evidence satisfactory to the Fund and AEFC that your check has cleared.)

                           Three ways to receive payment when you redeem shares

1                  o    Mailed to the address on record
By regular or      o    Payable to names listed on the account
express mail            NOTE: You will be charged a fee if you request express
                              mail delivery.

2                  o    Minimum wire redemption: $1,000
By wire            o    Request that money be wired to your bank
                   o    Bank account must be in the same ownership as the IDS
                        fund account
                        NOTE: Pre-authorization required. For instructions,
                              contact your financial advisor or American Express Shareholder Service.

3                  o    Minimum payment: $50
By scheduled       o    Contact your financial advisor or American Express
                        Shareholder Service to
payout plan             set up regular payments to you on a monthly, bimonthly,
                        quarterly, semiannual or annual basis
                   o    Purchasing new shares while under a payout plan may be
                        disadvantageous because of the sales charges

Reductions and waivers of the sales charge
Class A - initial sales charge alternative

On purchases of Class A shares, you pay a 5% sales charge on the first $50,000 of your total investment and less on investments after the first $50,000:


Total investment                       Sales charge as a percent of:*

                              Public offering price       Net amount invested

Up to $50,000                        5.0%                       5.26%

Next $50,000                         4.5                        4.71

Next $400,000                        3.8                        3.95

Next $500,000                        2.0                        2.04

$1,000,000 or more                   0.0                        0.00

* To calculate the actual sales charge on an investment greater than $50,000 and less than $1,000,000, amounts for each applicable increment must be totaled. See the SAI.

Reductions of the sales charge on Class A shares Your sales charge may be reduced, depending on the totals of:


   the amount you are investing in this Fund now;

   the amount of your existing investment in this Fund, if any; and


   the amount you and your primary household group are investing or have in other funds in the IDS MUTUAL FUND GROUP that carry a sales charge. (The primary household group consists of accounts in any ownership for spouses or domestic partners and their unmarried children under 21. Domestic partners are individuals who maintain a shared primary residence and have joint property or other insurable interests.)

Other policies that affect your sales charge:

   IDS Tax-Free Money Fund and Class A shares of IDS Cash Management Fund do not carry sales charges. However, you may count investments in these funds if you acquired shares in them by exchanging shares from IDS funds that carry sales charges.

   IRA purchases or other employee benefit plan purchases made through a payroll deduction plan or through a plan sponsored by an employer, association of employers, employee organization or other similar entity, may be added together to reduce sales charges for all shares purchased through that plan.

   If you intend to invest $1 million over a period of 13 months, you can reduce the sales charges in Class A by filing a letter of intent.

For more details, see the SAI.

Waivers of the sales charge for Class A shares Sales charges do not apply to:

   Current or retired board members, officers or employees of the Fund or AEFC or its subsidiaries, their spouses and unmarried children under 21.

   Current or retired American Express financial advisors, their spouses and unmarried children under 21.


   Investors who have a business relationship with a newly associated financial advisor who joined AEFA from another investment firm provided that (1) the purchase is made within six months of the advisor's appointment date with AEFA, (2) the purchase is made with proceeds of a redemption of shares that were sponsored by the financial advisor's previous broker-dealer, and (3) the proceeds must be the result of a redemption of an equal or greater value where a sales load was previously assessed.


   Qualified employee benefit plans* using a daily transfer recordkeeping system offering participants daily access to IDS funds.

  (Participants in certain qualified plans for which the initial sales charge is waived may be subject to a deferred sales charge of up to 4% on certain redemptions. For more information, see the SAI.)


   Shareholders who have at least $1 million invested in funds of the IDS MUTUAL FUND GROUP. If the investment is redeemed in the first year after purchase, a CDSC of 1% will be charged on the redemption. The CDSC will be waived only in the circumstances described for waivers for Class B shares.

   Purchases made within 30 days after a redemption of shares (up to the amount redeemed): of a product distributed by American Express Financial Advisors in a qualified plan subject to a deferred sales charge or
     in a qualified plan where American Express Trust Company has a recordkeeping, trustee, investment management or investment servicing relationship.

Send the Fund a written request along with your payment, indicating the amount of the redemption and the date on which it occurred.

   Purchases made with dividend or capital gain distributions from the same class of another fund in the IDS MUTUAL FUND GROUP that has a sales charge.


   Purchases made through or under a "wrap fee" product sponsored by American Express Financial Advisors Inc. (total amount of all investments must be $50,000); the University of Texas System ORP; or a segregated separate account offered by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company.

   Purchases made with the proceeds from IDS Life Real Estate Variable Annuity surrenders through December 31, 1997.


*Eligibility must be determined in advance by American Express Financial
 Advisors. To do so, contact your financial advisor.

Class B -- contingent deferred sales charge alternative

Where a CDSC is imposed on a redemption, it is based on the amount of the redemption and the number of calendar years, including the year of purchase, between purchase and redemption. The following table shows the declining scale of percentages that apply to redemptions during each year after a purchase:

If a redemption is                          The percentage rate
made during the                             for the CDSC is:

First year                                           5%
Second year                                          4%
Third year                                           4%
Fourth year                                          3%
Fifth year                                           2%
Sixth year                                           1%
Seventh year                                         0%

If the amount you are redeeming reduces the current net asset value of your investment in Class B shares below the total dollar amount of all your purchase payments during the last six years (including the year in which your redemption is made), the CDSC is based on the lower of the redeemed purchase payments or market value.

The following example illustrates how the CDSC is applied. Assume you had invested $10,000 in Class B shares and that your investment had appreciated in value to $12,000 after 15 months, including reinvested dividend and capital gain distributions. You could redeem any amount up to $2,000 without paying a CDSC ($12,000 current value less $10,000 purchase amount). If you redeemed $2,500, the CDSC would apply only to the $500 that represented part of your original purchase price. The CDSC rate would be 4% because a redemption after 15 months would take place during the second year after purchase.

Because the CDSC is imposed only on redemptions that reduce the total of your purchase payments, you never have to pay a CDSC on any amount you redeem that represents appreciation in the value of your shares, income earned by your shares or capital gains. In addition, when determining the rate of any CDSC, your redemption will be made from the oldest purchase payment you made. Of course, once a purchase payment is considered to have been redeemed, the next amount redeemed is the next oldest purchase payment. By redeeming the oldest purchase payments first, lower CDSCs are imposed than would otherwise be the case.


Waivers of the contingent deferred sales charge The CDSC on Class B shares will be waived on redemptions of shares:


   In the event of the shareholder's death, Purchased by any board member, officer or employee of a fund or AEFC or its subsidiaries,
   Held in a trusteed employee benefit plan, Held in IRAs or certain qualified plans for which American Express Trust Company acts as custodian, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans, provided that the shareholder is:
    -at least 59-1/2 years old, and
    -taking a retirement distribution (if the redemption is part of a transfer to an IRA or qualified plan in a product distributed by American Express Financial Advisors, or a custodian-to-custodian transfer to a product not distributed by American Express Financial Advisors, the CDSC will not be waived), or
    -redeeming under an approved substantially equal periodic payment arrangement.

Special shareholder services

Services

To help you track and evaluate the performance of your investments, AEFC provides these services:

Quarterly statements listing all of your holdings and transactions during the previous three months.

Yearly tax statements featuring average-cost-basis reporting of capital gains or losses if you redeem your shares along with distribution information which simplifies tax calculations.

A personalized mutual fund progress report detailing returns on your initial investment and cash-flow activity in your account. It calculates a total return to reflect your individual history in owning Fund shares. This report is available from your financial advisor.

Quick telephone reference


American Express Financial Advisors Telephone Transaction Service
Redemptions and exchanges, dividend payments or reinvestments and automatic payment arrangements
National/Minnesota:        800-437-3133
Mpls./St. Paul area:       671-3800


TTY Service
For the hearing impaired
800-846-4852


American Express Financial Advisors Easy Access Line
Automated account information (TouchTone(R) phones only), including current Fund prices and performance, account values and recent account transactions 800-862-7919


Distributions and taxes

As a shareholder you are entitled to your share of the Fund's net income and any net gains realized on its investments. The Fund distributes dividends and capital gain distributions to qualify as a regulated investment company and to avoid paying corporate income and excise taxes. Dividend and capital gain distributions will have tax consequences you should know about.

Dividend and capital gain distributions


The Fund's net investment income from dividends and interest is distributed to you monthly as dividends. Short-term capital gains are distributed at the end of the calendar year and are included in net investment income. Long-term capital gains are realized whenever a security held for more than one year is sold for a higher price than was paid for it. The Fund will offset any net realized capital gains by any available capital loss carryovers. Net realized long-term capital gains, if any, are distributed at the end of the calendar year as capital gain distributions. Before they are distributed, net long-term capital gains are included in the value of each share. After they are distributed, the value of each share drops by the per-share amount of the distribution. (If your distributions are reinvested, the total value of your holdings will not change.)


Dividends for each class will be calculated at the same time, in the same manner and will be the same amount prior to deduction of expenses. Expenses attributable solely to a class of shares will be paid exclusively by that class.


Reinvestments

Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the Fund, unless:

you request the Fund in writing or by phone to pay distributions to you in cash, or you direct the Fund to invest your distributions in the same class of another publicly available IDS fund for which you have previously opened an account.


The reinvestment price is the net asset value at close of business on the day the distribution is paid. (Your quarterly statement will confirm the amount invested and the number of shares purchased.)

If you choose cash distributions, you will receive only those declared after your request has been processed.


If the U.S. Postal Service cannot deliver the checks for the cash distributions, we will reinvest the checks into your account at the then-current net asset value and make future distributions in the form of additional shares. Prior to reinvestment, no interest will accrue on amounts represented by uncashed distribution or redemption checks.


Taxes

Distributions are subject to federal income tax and also may be subject to state and local taxes. Distributions are taxable in the year the Fund declares them regardless of whether you take them in cash or reinvest them.

Each January, you will receive a tax statement showing the kinds and total amount of all distributions you received during the previous year. You must report distributions on your tax returns, even if they are reinvested in additional shares.

Buying a dividend creates a tax liability. This means buying shares shortly before a capital gain distribution. You pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which is taxable.

Redemptions and exchanges subject you to a tax on any capital gain. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be either short term (for shares held for one year or less) or long term (for shares held for more than one year).

Your Taxpayer Identification Number (TIN) is important. As with any financial account you open, you must list your current and correct Taxpayer Identification Number (TIN) -- either your Social Security or Employer Identification number. The TIN must be certified under penalties of perjury on your application when you open an account.


If you do not provide the TIN, or the TIN you report is incorrect, you could be subject to backup withholding of 31% of taxable distributions and proceeds from certain sales and exchanges. You also could be subject to further penalties, such as:


   a $50 penalty for each failure to supply your correct TIN a civil penalty of $500 if you make a false statement that results in no backup withholding criminal penalties for falsifying information

You also could be subject to backup withholding because you failed to report interest or dividends on your tax return as required.

How to determine the correct TIN

                                          Use the Social Security or
For this type of account:                 Employer Identification number of:

Individual or joint account                 The individual or individuals listed
                                            on the account

Custodian account of a minor (Uniform       The minor
Gifts/Transfers to Minors Act)

A living trust                              The grantor-trustee (the person who
                                            puts the money into the trust)

An irrevocable trust, pension           The legal entity (not the personal
trust or estate                         representative or trustee, unless no
                                        legal entity is designated
                                        in the account title)

Sole proprietorship                     The owner

Partnership                             The partnership


Corporate                               The corporation

Association, club or tax-exempt
organization                            The organization


For details on TIN requirements, ask your financial advisor or local American Express Financial Advisors office for federal Form W-9, "Request for Taxpayer Identification Number and Certification."

Important: This information is a brief and selective summary of certain federal tax rules that apply to this Fund. Tax matters are highly individual and complex, and you should consult a qualified tax advisor about your personal situation.

How the Fund is organized


Shares

The Fund is owned by its shareholders. The Fund issues shares in three classes - Class A, Class B and Class Y. Each class has different sales arrangements and bears different expenses. Each class represents interests in the assets of the Fund. Par value is one cent per share. Both full and fractional shares can be issued.

The Fund no longer issues stock certificates.

Voting rights

As a shareholder, you have voting rights over the Fund's management and fundamental policies. You are entitled to one vote for each share you own. Shares of the Fund have cumulative voting rights. Each class has exclusive voting rights with respect to the provisions of the Fund's distribution plan that pertain to a particular class and other matters for which separate class voting is appropriate under applicable law.

Shareholder meetings

The Fund does not hold annual shareholder meetings. However, the board members may call meetings at their discretion, or on demand by holders of 10% or more of the outstanding shares, to elect or remove board members.

Board members and officers


Shareholders elect a board that oversees the operations of the Fund and chooses its officers. Its officers are responsible for day-to-day business decisions based on policies set by the board. The board has named an executive committee that has authority to act on its behalf between meetings. Board members and officers serve 47 IDS and IDS Life funds and 15 Master Trust portfolios, except for William H. Dudley, who does not serve the nine IDS Life funds.

Independent board members and officers

Chairman of the board

William R. Pearce*
Chairman of the board, Board Services Corporation (provides administrative services to boards including the boards of the IDS and IDS Life funds and Master Trust portfolios).

H. Brewster Atwater, Jr.
Former chairman and chief executive officer, General Mills, Inc.


Lynne V. Cheney
Distinguished fellow, American Enterprise Institute for Public Policy Research.

Robert F. Froehlke
Former president of all funds in the IDS MUTUAL FUND GROUP.

Heinz F. Hutter
Former president and chief operating officer, Cargill, Inc.

Anne P. Jones
Attorney and telecommunications consultant.


Alan K. Simpson
Former United States senator for Wyoming.


Edson W. Spencer
Former chairman and chief executive officer, Honeywell, Inc.

Wheelock Whitney
Chairman, Whitney Management Company.

C. Angus Wurtele
Chairman of the board, The Valspar Corporation.


Officer

Vice president, general counsel and secretary

Leslie L. Ogg
President, treasurer and corporate secretary of Board Services Corporation.

Board members and officers associated with AEFC

President

John R. Thomas*
Senior vice president, AEFC.

William H. Dudley*
Senior advisor to the chief executive officer, AEFC.


David R. Hubers*
President and chief executive officer, AEFC.

Officers associated with AEFC


Vice President

Peter J. Anderson*
Senior vice president, AEFC.

Treasurer

Melinda S. Urion*
Senior vice president and chief financial officer, AEFC.


Refer to the SAI for the board members' and officers' biographies.


*Interested persons as defined by the Investment Company Act of 1940.

Investment manager

The Fund pays AEFC for managing its assets. Under its Investment Management Services Agreement, AEFC is paid a fee for these services based on the average daily net assets of the Fund, as follows:

Assets            Annual rate
(billions)        at each asset level

First   $1.0             0.520%
Next     1.0             0.495
Next     1.0             0.470
Next     3.0             0.445
Next     3.0             0.420
Over     9.0             0.395


For the fiscal year ended Aug. 31, 1997, the Fund paid AEFC a total investment management fee of 0.49% of its average daily net assets. Under the Agreement, the Fund also pays taxes, brokerage commissions and nonadvisory expenses.


Administrator and transfer agent


The Fund pays AEFC for shareholder accounting and transfer agent services under two agreements. The first agreement, the Administrative Services Agreement, has a declining annual rate beginning at 0.05% and decreasing to 0.025% as assets increase.

The second agreement, the Transfer Agency Agreement, has an annual fee per shareholder account as follows:


   Class A  $15.50
   Class B  $16.50
   Class Y  $15.50

Distributor

The Fund has an exclusive distribution agreement with American Express Financial Advisors, a wholly-owned subsidiary of AEFC. Financial advisors representing American Express Financial Advisors provide information to investors about individual investment programs, the Fund and its operations, new account applications, and exchange and redemption requests. The cost of these services is paid partially by the Fund's sales charges.

Persons who buy Class A shares pay a sales charge at the time of purchase. Persons who buy Class B shares are subject to a contingent deferred sales charge on a redemption in the first six years and pay an asset-based sales charge (also known as a 12b-1 fee) of 0.75% of the Fund's average daily net assets. Class Y shares are sold without a sales charge and without an asset-based sales charge.

Financial advisors may receive different compensation for selling Class A, Class B and Class Y shares. Portions of the sales charge also may be paid to securities dealers who have sold the Fund's shares or to banks and other financial institutions. The amounts of those payments range from 0.8% to 4% of the Fund's offering price depending on the monthly sales volume.


Under a Shareholder Service Agreement, the Fund also pays a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.175% of average daily net assets for Class A and Class B shares and 0.10% for Class Y shares.

Total expenses paid by the Fund's Class A shares for the fiscal year ended Aug. 31, 1997, were 0.84% of its average daily net assets. Expenses for Class B and Class Y were 1.60% and 0.70%, respectively.


About American Express Financial Corporation

General information

The AEFC family of companies offers not only mutual funds but also insurance, annuities, investment certificates and a broad range of financial management services.


Besides managing investments for all funds in the IDS MUTUAL FUND GROUP, AEFC also manages investments for itself and its subsidiaries, IDS Certificate Company and IDS Life Insurance Company. Total assets under management on Aug. 31, 1997 were more than $165 billion.

American Express Financial Advisors serves individuals and businesses through its nationwide network of more than 175 offices and more than 8,500 advisors.


Other AEFC subsidiaries provide investment management and related services for pension, profit sharing, employee savings and endowment funds of businesses and institutions.

AEFC is located at IDS Tower 10, Minneapolis, MN 55440-0010. It is a wholly-owned subsidiary of American Express Company (American Express), a financial services company with headquarters at American Express Tower, World Financial Center, New York, NY 10285. The Fund may pay brokerage commissions to broker-dealer affiliates of AEFC.

Appendix A

Description of corporate bond ratings

Bond ratings concern the quality of the issuing corporation. They are not an opinion of the market value of the security. Such ratings are opinions on whether the principal and interest will be repaid when due. A security's rating may change, which could affect its price. Ratings by Moody's Investors Service, Inc. are Aaa, Aa, A, Baa, Ba, B, Caa, Ca and C. Ratings by Standard & Poor's Corporation are AAA, AA, A, BBB, BB, B, CCC, CC, C and D. The following is a compilation of the two agencies' rating descriptions.
For further information, see the SAI.

Aaa/AAA Judged to be of the best quality and carry the smallest degree of investment risk. Interest and principal are secure.

Aa/AA Judged to be high-grade although margins of protection for interest and principal may not be quite as good as Aaa or AAA rated securities.

A Considered upper-medium grade. Protection for interest and principal is deemed adequate but may be susceptible to future impairment.

Baa/BBB Considered medium-grade obligations. Protection for interest and principal is adequate over the short-term; however, these obligations may have certain speculative characteristics.

Ba/BB Considered to have speculative elements. The protection of interest and principal payments may be very moderate.

B Lack characteristics of more desirable investments. There may be small assurance over any long period of time of the payment of interest and principal.

Caa/CCC Are of poor standing. Such issues may be in default or there may be risk with respect to principal or interest.

Ca/CC Represent obligations that are highly speculative. Such issues are often in default or have other marked shortcomings.

C Are obligations with a higher degree of speculation. These securities have major risk exposures to default.

D Are in payment default. The D rating is used when interest payments or principal payments are not made on the due date.

Non-rated securities will be considered for investment when they possess a risk comparable to that of rated securities consistent with the Fund's objectives and policies. When assessing the risk involved in each non-rated security, the Fund will consider the financial condition of the issuer or the protection afforded by the terms of the security.

Definitions of zero-coupon and pay-in-kind securities

A zero-coupon security is a security that is sold at a deep discount from its face value and makes no periodic interest payments. The buyer of such a security receives a rate of return by gradual appreciation of the security, which is redeemed at face value on the maturity date.

A pay-in-kind security is a security in which the issuer has the option to make interest payments in cash or in additional securities. The securities issued as interest usually have the same terms, including maturity date, as the pay-in-kind securities.

Appendix B

Descriptions of derivative instruments

What follows are brief descriptions of derivative instruments the Fund may use. At various times the Fund may use some or all of these instruments and is not limited to these instruments. It may use other similar types of instruments if they are consistent with the Fund's investment goal and policies. For more information on these instruments, see the SAI.

Options and futures contracts. An option is an agreement to buy or sell an instrument at a set price during a certain period of time. A futures contract is an agreement to buy or sell an instrument for a set price on a future date. The Fund may buy and sell options and futures contracts to manage its exposure to changing interest rates, security prices and currency exchange rates. Options and futures may be used to hedge the Fund's investments against price fluctuations or to increase market exposure.

Asset-backed and mortgage-backed securities. Asset-backed securities include interests in pools of assets such as motor vehicle installment sale contracts, installment loan contracts, leases on various types of real and personal property, receivables from revolving credit (credit card) agreements or other categories of receivables. Mortgage-backed securities include collateralized mortgage obligations and stripped mortgage-backed securities. Interest and principal payments depend on payment of the underlying loans or mortgages. The value of these securities may also be affected by changes in interest rates, the market's perception of the issuers and the creditworthiness of the parties involved. The non-mortgage related asset-backed securities do not have the benefit of a security interest in the related collateral. Stripped mortgage-backed securities include interest only (IO) and principal only (PO) securities. Cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments on the underlying mortgage loans or mortgage-backed securities.

Indexed securities. The value of indexed securities is linked to currencies, interest rates, commodities, indexes or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself.

Inverse floaters. Inverse floaters are created by underwriters using the interest payment on securities. A portion of the interest received is paid to holders of instruments based on current interest rates for short-term securities. The remainder, minus a servicing fee, is paid to holders of inverse floaters. As interest rates go down, the holders of the inverse floaters receive more income and an increase in the price for the inverse floaters. As interest rates go up, the holders of the inverse floaters receive less income and a decrease in the price for the inverse floaters.

Structured products. Structured products are over-the-counter financial instruments created specifically to meet the needs of one or a small number of investors. The instrument may consist of a warrant, an option or a forward contract embedded in a note or any of a wide variety of debt, equity and/or currency combinations. Risks of structured products include the inability to close such instruments, rapid changes in the market and defaults by other parties.

                                   STATEMENT OF ADDITIONAL INFORMATION


                                                   FOR

                                              IDS BOND FUND


                                              Oct. 30, 1997



This Statement of Additional Information (SAI) is not a prospectus. It should be read together with the prospectus and the financial statements contained in the Annual Report which may be obtained from your American Express financial advisor or by writing to American Express Shareholder Service, P.O. Box 534, Minneapolis, MN 55440-0534.


This SAI is dated Oct. 30, 1997, and it is to be used with the prospectus dated Oct. 30, 1997, and the Annual Report for the fiscal year ended Aug. 31, 1997.

                                            TABLE OF CONTENTS

Goal and Investment Policies..................................See Prospectus

Additional Investment Policies...........................................p.4

Security Transactions....................................................p.7

Brokerage Commissions Paid to Brokers Affiliated with
American Express Financial Corporation..................................p.10

Performance Information.................................................p.10

Valuing Fund Shares.....................................................p.13

Investing in the Fund...................................................p.14

Redeeming Shares........................................................p.18

Pay-out Plans...........................................................p.19

Taxes...................................................................p.20

Agreements..............................................................p.21

Organizational Information..............................................p.24

Board Members and Officers..............................................p.24


Compensation for Fund Board Members.....................................p.28


Independent Auditors....................................................p.29

Financial Statements.......................................See Annual Report

Prospectus..............................................................p.29

Appendix A:  Foreign Currency Transactions..............................p.30

Appendix B:  Options and Interest Rate Futures Contracts................p.35

Appendix C:  Mortgage-Backed Securities.................................p.41

Appendix D:  Dollar-Cost Averaging......................................p.42

ADDITIONAL INVESTMENT POLICIES


These are investment policies in addition to those presented in the prospectus. The policies below are fundamental policies of IDS Bond Fund, Inc. (the Fund) and may be changed only with shareholder approval. Unless holders of a majority of the outstanding voting securities agree to make the change the Fund will not:


`Act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

`Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing. The Fund has not borrowed in the past and has no present intention to borrow.

`Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.

`Concentrate in any one industry. According to the present interpretation by the Securities and Exchange Commission (SEC), this means no more than 25% of the Fund's total assets, based on current market value at time of purchase, can be invested in any one industry.

`Purchase more than 10% of the outstanding voting securities of an issuer.

`Invest more than 5% of its total assets in securities of any one company, government or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies or instrumentalities, and except that up to 25% of the Fund's total assets may be invested without regard to this 5% limitation.

`Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

`Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

`Purchase securities of an issuer if the board members and officers of the Fund and of American Express Financial Corporation (AEFC) hold more than a certain percentage of the issuer's outstanding securities. If the holdings of all board members and officers of the Fund and of AEFC who own more than 0.5% of an issuer's securities are added together, and if in total they own more than 5%, the Fund will not purchase securities of that issuer.


`Lend Fund securities in excess of 30% of its net assets. The current policy of the Fund's board is to make these loans, either long- or short-term, to broker-dealers. In making loans, the Fund receives the market price in cash, U.S. government securities, letters of credit or such other collateral as may be permitted by regulatory agencies and approved by the board. If the market price of the loaned securities goes up, the Fund will get additional collateral on a daily basis. The risks are that the borrower may not provide additional collateral when required or return the securities when due. During the existence of the loan, the Fund receives cash payments equivalent to all interest or other distributions paid on the loaned securities. A loan will not be made unless the investment manager believes the opportunity for additional income outweighs the risks.


Unless changed by the board the Fund will not:


Buy on margin or sell short, except the Fund may make margin payments in connection with transactions in stock index futures contracts.


`Pledge or mortgage its assets beyond 15% of total assets, buy securities on margin, sell short or purchase commodity contracts, except the Fund may enter into futures contracts. If the Fund were ever to pledge or mortgage its assets, valuation of all of its assets would continue to be based on market values.

`Invest more than 5% of its total assets in securities of companies, including any predecessors, that have a record of less than three years continuous operations.

`Invest more than 10% of its total assets in securities of investment companies.

`Invest in a company to control or manage it.

`Invest in exploration or development programs for oil, gas or mineral leases.

`Invest more than 5% of its net assets in warrants.


`Invest more than 10% of the Fund's net assets in securities and derivative instruments that are illiquid. For purposes of this policy illiquid securities include some privately placed securities, public securities and Rule 144A securities that for one reason or another may no longer have a readily available market, loans and loan participations, repurchase agreements with maturities greater than seven days, non-negotiable fixed-time deposits and over-the-counter options.

In determining the liquidity of Rule 144A securities, which are unregistered securities offered to qualified institutional buyers, and interest-only and principal-only fixed mortgage-backed securities (IOs and POs) issued by the U.S. government or its agencies and instrumentalities, the investment manager, under guidelines established by the board, will consider any relevant factors including the frequency of trades, the number of dealers willing to purchase or sell the security and the nature of marketplace trades.

In determining the liquidity of commercial paper issued in transactions not involving a public offering under Section 4(2) of the Securities Act of 1933, the investment manager, under guidelines established by the board, will evaluate relevant factors such as the issuer and the size and nature of its commercial paper programs, the willingness and ability of the issuer or dealer to repurchase the paper, and the nature of the clearance and settlement procedures for the paper.


The term "municipal obligation" as used in the prospectus includes debt obligations issued by or on behalf of states, territories or possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is generally exempt from federal income tax. Municipal obligations are classified as principally as either "general obligations" or "revenue obligations." General obligation bonds are secured by the municipality's pledge of its credit and taxing power for the payment of principal and interest. Revenue obligations are generally payable only from the revenue derived from a particular facility or class of facilities, or in some cases from the proceeds of a special excise tax or other special revenue source.


Loans, loan participations and interests in securitized loan pools are interests in amounts owed by a corporate, governmental or other borrower to a lender or consortium of lenders (typically banks, insurance companies, investment banks, government agencies or international agencies). Loans involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lender or other financial intermediary.

The Fund may make contracts to purchase securities for a fixed price at a future date beyond normal settlement time (when-issued securities or forward commitments). Under normal market conditions, the Fund does not intend to commit more than 5% of its total assets to these practices. The Fund does not pay for the securities or receive dividends or interest on them until the contractual settlement date. The Fund will designate cash or liquid high-grade debt securities at least equal in value to its commitments to purchase the securities. When-issued securities or forward commitments are subject to market fluctuations and they may affect the Fund's total assets the same as owned securities.

The Fund may maintain a portion of its assets in cash and cash-equivalent investments. The cash-equivalent investments the fund may use are short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers' acceptances and letters of credit of banks or savings and loan associations having capital, surplus and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. Any cash-equivalent investments in foreign securities will be subject to the limitations on foreign investments described in the prospectus. The Fund also may purchase short-term corporate notes and obligations rated in the top two classifications by Moody's Investors Service, Inc. (Moody's)or Standard & Poor's Corporation (S&P) or the equivalent and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. A risk of a repurchase agreement is that if the seller seeks the protection of the bankruptcy laws, the Fund's ability to liquidate the security involved could be impaired.


The Fund may invest in foreign securities that are traded in the form of American Depositary Receipts (ADRs). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the U.S. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary Receipts also involve the risks of other investments in foreign securities.


Notwithstanding any of the Fund's other investment policies, the Fund may invest its assets in an open-end management investment company having substantially the same investment objectives, policies and restrictions as the Fund for the purpose of having those assets managed as part of a combined pool.

For a discussion about foreign currency transactions, see Appendix A. For a discussion on options and interest rate futures contracts, see Appendix B. For a discussion on mortgage-backed securities, see Appendix C.

SECURITY TRANSACTIONS

Subject to policies set by the board, AEFC is authorized to determine, consistent with the Fund's investment goal and policies, which securities will be purchased, held or sold. In determining where the buy and sell orders are to be placed, AEFC has been directed to use its best efforts to obtain the best available price and most favorable execution except where otherwise authorized by the board.

AEFC has a strict Code of Ethics that prohibits its affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for any fund in the IDS MUTUAL FUND GROUP. AEFC carefully monitors compliance with its Code of Ethics.

Normally, the Fund's securities are traded on a principal rather than an agency basis. In other words, AEFC will trade directly with the issuer or with a dealer who buys or sells for its own account, rather than acting on behalf of another client. AEFC does not pay the dealer commissions. Instead, the dealer's profit, if any, is the difference, or spread, between the dealer's purchase and sale price for the security.


On occasion, it may be desirable to compensate a broker for research services or for brokerage services by paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge. The board has adopted a policy authorizing AEFC to do so to the extent authorized by law, if AEFC determines, in good faith, that such commission is reasonable in relation to the value of the brokerage or research services provided by a broker or dealer, viewed either in the light of that transaction or AEFC's overall responsibilities with respect to the Fund and other funds and trusts in the IDS MUTUAL FUND GROUP for which it acts as investment advisor.


Research provided by brokers supplements AEFC's own research activities. Such services include economic data on, and analysis of, U.S. and foreign economies; information on specific industries; information about specific companies, including earnings estimates; purchase recommendations for stocks and bonds; portfolio strategy services; political, economic, business and industry trend assessments; historical statistical information; market data services providing information on specific issues and prices; and technical analysis of various aspects of the securities markets, including technical charts. Research services may take the form of written reports, computer software or personal contact by telephone or at seminars or other meetings. AEFC has obtained, and in the future may obtain, computer hardware from brokers, including but not limited to personal computers that will be used exclusively for investment decision-making purposes, which include the research, portfolio management and trading functions and other services to the extent permitted under an interpretation by the SEC.

When paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge, AEFC must follow procedures authorized by the board. To date, three procedures have been authorized. One procedure permits AEFC to direct an order to buy or sell a security traded on a national securities exchange to a specific broker for research services it has provided. The second procedure permits AEFC, in order to obtain research, to direct an order on an agency basis to buy or sell a security traded in the over-the-counter market to a firm that does not make a market in that security. The commission paid generally includes compensation for research services. The third procedure permits AEFC, in order to obtain research and brokerage services, to cause the Fund to pay a commission in excess of the amount another broker might have charged. AEFC has advised the Fund it is necessary to do business with a number of brokerage firms on a continuing basis to obtain such services as the handling of large orders, the willingness of a broker to risk its own money by taking a position in a security, and the specialized handling of a particular group of securities that only certain brokers may be able to offer. As a result of this arrangement, some portfolio transactions may not be effected at the lowest commission, but AEFC believes it may obtain better overall execution. AEFC has represented that under all three procedures the amount of commission paid will be reasonable and competitive in relation to the value of the brokerage services performed or research provided.


All other transactions shall be placed on the basis of obtaining the best available price and the most favorable execution. In so doing, if in the professional opinion of the person responsible for selecting the broker or dealer, several firms can execute the transaction on the same basis, consideration will be given by such person to those firms offering research services. Such services may be used by AEFC in providing advice to all the funds in the IDS MUTUAL FUND GROUP even though it is not possible to relate the benefits to any particular fund or account.

Each investment decision made for the Fund is made independently from any decision made for another fund in the IDS MUTUAL FUND GROUP or other account advised by AEFC or any of its subsidiaries. When the Fund buys or sells the same security as another fund or account, AEFC carries out the purchase or sale in a way the Fund agrees in advance is fair. Although sharing in large transactions may adversely affect the price or volume purchased or sold by the Fund, the Fund hopes to gain an overall advantage in execution. AEFC has assured the Fund it will continue to seek ways to reduce brokerage costs.

On a periodic basis, AEFC makes a comprehensive review of the broker-dealers and the overall reasonableness of their commissions. The review evaluates execution, operational efficiency and research services.


The Fund paid total brokerage commissions of $159,232 for the fiscal year ended Aug. 31, 1997, $49,696 for the fiscal year 1996, and $71,924 for the fiscal year 1995. Substantially all firms through whom transactions were executed provide research services.

No transactions were directed to brokers because of research services they provided to the Fund, except for the affiliates as noted below.

As of the fiscal year ended Aug. 31, 1997, the Fund held securities of its regular brokers or dealers or of the parent of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities as presented below:

                                                    Value of Securities owned at
Name of Issuer                                          End of Fiscal Year
Bank America                                                $  9,715,700
Salomon                                                       38,735,709
Goldman Sachs Group                                            9,969,389
Morgan Stanley Group                                           7,845,589
Morgan (JP)                                                   12,603,500
Merrill Lynch                                                 13,590,594

The portfolio turnover rate was 50% in the fiscal year ended Aug. 31, 1997, and 45% in fiscal year 1996.


BROKERAGE COMMISSIONS PAID TO BROKERS AFFILIATED WITH AMERICAN EXPRESS FINANCIAL CORPORATION


Affiliates of American Express Company (American Express) (of which AEFC is a wholly-owned subsidiary) may engage in brokerage and other securities transactions on behalf of the Fund according to procedures adopted by that Fund's board and to the extent consistent with applicable provisions of the federal securities laws. AEFC will use an American Express affiliate only if (i) AEFC determines that the Fund will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for the Fund and (ii) the affiliate charges the Fund commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Investment Management Services Agreement.


AEFC may direct brokerage to compensate an affiliate. AEFC will receive research on South Africa from New Africa Advisors, a wholly-owned subsidiary of Sloan Financial Group. AEFC owns 100% of IDS Capital Holdings Inc. which in turn owns 40% of Sloan Financial Group. New Africa Advisors will send research to AEFC and in turn AEFC will direct trades to a particular broker. The broker will have an agreement to pay New Africa Advisors. All transactions will be on a best execution basis. Compensation received will be reasonable for the services rendered.


No brokerage commissions were paid to brokers affiliated with AEFC for the three most recent fiscal years.


PERFORMANCE INFORMATION

The Fund may quote various performance figures to illustrate past performance. Average annual total return and current yield quotations used by the Fund are based on standardized methods of computing performance as required by the SEC. An explanation of the methods used by the Fund to compute performance follows below.

Average annual total return

The Fund may calculate average annual total return for a class for certain periods by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                              P(1+T)n = ERV

where      P =  a hypothetical initial payment of $1,000
           T =  average annual total return
           n =  number of years
         ERV = ending redeemable value of a hypothetical $1,000 payment, made at the beginning of a period, at the end of the period (or fractional portion thereof)

Aggregate total return

The Fund may calculate aggregate total return for a class for certain periods representing the cumulative change in the value of an investment in the Fund over a specified period of time according to the following formula:

                                                 ERV - P
                                                    P

where        P =  a hypothetical initial payment of $1,000
           ERV    = ending redeemable value of a hypothetical $1,000 payment, made at the beginning of a period, at the end of the period
                  (or fractional portion thereof)

Annualized yield

The Fund may calculate an annualized yield for a class by dividing the net investment income per share deemed earned during a period by the net asset value per share on the last day of the period and annualizing the results.

Yield is calculated according to the following formula:

                                        Yield = 2[(a-b + 1)6 - 1]
                                                    cd

where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period


The Fund's annualized yield was 6.14% for Class A, 5.70% for Class B and 6.54% for Class Y for the 30-day period ended Aug. 31, 1997.


The Fund's yield, calculated as described above according to the formula prescribed by the SEC, is a hypothetical return based on market value yield to maturity for the Fund's securities. It is not necessarily indicative of the amount which was or may be paid to the Fund's shareholders. Actual amounts paid to Fund shareholders are reflected in the distribution yield.

Distribution yield

Distribution yield is calculated according to the following formula:

                                   D divided by POP F equals DY
                                 ----           ---
                                  30             30

where        D =  sum of dividends for 30-day period
           POP =  sum of public offering price for 30-day period
             F =  annualizing factor
            DY =  distribution yield


The Fund's distribution yield was 5.98% for Class A, 5.52% for Class B and 6.37% for Class Y for the 30-day period ended Aug. 31, 1997.


In its sales material and other communications, the Fund may quote, compare or refer to rankings, yields or returns as published by independent statistical services or publishers and publications such as The Bank Rate Monitor National Index, Barron's, Business Week, Donoghue's Money Market Fund Report, Financial Services Week, Financial Times, Financial World, Forbes, Fortune, Global Investor, Institutional Investor, Investor's Daily, Kiplinger's Personal Finance, Lipper Analytical Services, Money, Morningstar, Mutual Fund Forecaster, Newsweek, The New York Times, Personal Investor, Stanger Report, Sylvia Porter's Personal Finance, USA Today, U.S. News and World Report, The Wall Street Journal and Wiesenberger Investment Companies Service.

VALUING FUND SHARES

The value of an individual share for each class is determined by using the net asset value before shareholder transactions for the day. On Sept. 2, 1997, the first business day following the end of the fiscal year, the computation looked like this:

           Net assets before                     Shares outstanding at
           shareholder transactions  divided by  end of previous day       equals  Net asset value of one
                                                                                   share
---------- ------------------------- ----------- ------------------------- ------- -------------------------

Class A     $2,648,673,805                          506,729,253                            5.227
Class B        913,719,341                          174,807,602                            5.227
Class Y        115,795,247                           22,153,291                            5.227


In determining net assets before shareholder transactions, the Fund's securities are valued as follows as of the close of business of the New York Stock Exchange (the Exchange):


`Securities, except bonds other than convertibles, traded on a securities exchange for which a last-quoted sales price is readily available are valued at the last-quoted sales price on the exchange where such security is primarily traded.

`Securities traded on a securities exchange for which a last-quoted sales price is not readily available are valued at the mean of the closing bid and asked prices, looking first to the bid and asked prices on the exchange where the security is primarily traded and, if none exist, to the over-the-counter market.

`Securities included in the NASDAQ National Market System are valued at the last-quoted sales price in this market.

`Securities included in the NASDAQ National Market System for which a last-quoted sales price is not readily available, and other securities traded over-the-counter but not included in the NASDAQ National Market System are valued at the mean of the closing bid and asked prices.

`Futures and options traded on major exchanges are valued at the last-quoted sales price on their primary exchange.

`Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the current rate of exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange that will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures decided upon in good faith by the board.

`Short-term securities maturing more than 60 days from the valuation date are valued at the readily available market price or approximate market value based on current interest rates. Short-term securities maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date.

`Securities without a readily available market price, bonds other than convertibles and other assets are valued at fair value as determined in good faith by the board. The board is responsible for selecting methods it believes provide fair value. When possible, bonds are valued by a pricing service independent from the Fund. If a valuation of a bond is not available from a pricing service, the bond will be valued by a dealer knowledgeable about the bond if such a dealer is available.


The Exchange, AEFC and the Fund will be closed on the following holidays: New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

INVESTING IN THE FUND

Sales Charge


Shares of the Fund are sold at the public offering price determined at the close of business on the day an application is accepted. The public offering price is the net asset value of one share plus a sales charge, if applicable. For Class B and Class Y, there is no initial sales charge so the public offering price is the same as the net asset value. For Class A, the public offering price for an investment of less than $50,000, made Sept. 2, 1997, was determined by dividing the net asset value of one share, $5.227, by 0.95 (1.00-0.05 for a maximum 5% sales charge) for a public offering price of $5.50. The sales charge is paid to American Express Financial Advisors Inc. (AEFA) by the person buying the shares.


Class A - Calculation of the Sales Charge

Sales charges are determined as follows:

                                        Within each increment, sales charge as a
percentage of:
      Amount of Investment          Public Offering Price    Net Amount Invested
      First        $  50,000                  5.0%                   5.26%
      Next            50,000                  4.5                    4.71
      Next           400,000                  3.8                    3.95
      Next           500,000                  2.0                    2.04
                  $1,000,000 or more          0.0                    0.00

Sales charges on an investment greater than $50,000 and less than $1,000,000 are calculated for each increment separately and then totaled. The resulting total sales charge, expressed as a percentage of the public offering price and of the net amount invested, will vary depending on the proportion of the investment at different sales charge levels.

For example, compare an investment of $60,000 with an investment of $85,000. The $60,000 investment is composed of $50,000 that incurs a sales charge of $2,500 (5.0% x $50,000) and $10,000 that incurs a sales charge of $450 (4.5% x $10,000). The total sales charge of $2,950 is 4.92% of the public offering price and 5.17% of the net amount invested.

In the case of the $85,000 investment, the first $50,000 also incurs a sales charge of $2,500 (5.0% x $50,000) and $35,000 incurs a sales charge of $1,575 (4.5% x $35,000). The total sales charge of $4,075 is 4.79% of the public offering price and 5.04% of the net amount invested.

The following table shows the range of sales charges as a percentage of the public offering price and of the net amount invested on total investments at each applicable level.

              On total investment, sales charge as a percentage of
                                   Public Offering Price     Net Amount Invested
      Amount of Investment                     ranges from:
---------------------------------- ------------------          ----------------
First      $  50,000                5.00%                      5.26%
More than     50,000 to 100,000     5.00 --  4.50              5.26 --  4.71
More than    100,000 to 500,000     4.50 --  3.80              4.71 --  3.95
More than    500,000 to 999,999     3.80 --  2.00              3.95 --  2.04
          $1,000,000 or more                 0.00                       0.00
---------------------------------- ------------------          ----------------

The initial sales charge is waived for certain qualified plans that meet the requirements described in the prospectus. Participants in these qualified plans may be subject to a deferred sales charge on certain redemptions. The deferred sales charge on certain redemptions will be waived if the redemption is a result of a participant's death, disability, retirement, attaining age 59 1/2, loans or hardship withdrawals. The deferred sales charge varies depending on the number of participants in the qualified plan and total plan assets as follows:

Deferred Sales Charge
                                        Number of Participants

Total Plan Assets                      1-99          100 or more

Less than $1 million                    4%               0%

$1 million or more                      0%               0%

------------------------------------------------------------------------------

Class A - Reducing the Sales Charge

Sales charges are based on the total amount of your investments in the Fund. The amount of all prior investments plus any new purchase is referred to as your "total amount invested." For example, suppose you have made an investment of $20,000 and later decide to invest $40,000 more. Your total amount invested would be $60,000. As a result, $10,000 of your $40,000 investment qualifies for the lower 4.5% sales charge that applies to investments of more than $50,000 and up to $100,000.

The total amount invested includes any shares held in the Fund in the name of a member of your primary household group. (The primary household group consists of accounts in any ownership for spouses or domestic partners and their unmarried children under 21. Domestic partners are individuals who maintain a shared primary residence and have joint property or other insurable interests.) For instance, if your spouse already has invested $20,000 and you want to invest $40,000, your total amount invested will be $60,000 and therefore you will pay the lower charge of 4.5% on $10,000 of the $40,000.

Until a spouse remarries, the sales charge is waived for spouses and unmarried children under 21 of deceased board members, officers or employees of the Fund or AEFC or its subsidiaries and deceased advisors.

The total amount invested also includes any investment you or your immediate family already have in the other publicly offered funds in the IDS MUTUAL FUND GROUP where the investment is subject to a sales charge. For example, suppose you already have an investment of $30,000 in another IDS fund. If you invest $40,000 more in this Fund, your total amount invested in the funds will be $70,000 and therefore $20,000 of your $40,000 investment will incur a 4.5% sales charge.

Finally, Individual Retirement Account (IRA) purchases, or other employee benefit plan purchases made through a payroll deduction plan or through a plan sponsored by an employer, association of employers, employee organization or other similar entity, may be added together to reduce sales charges for shares purchased through that plan.

Class A - Letter of Intent (LOI)

If you intend to invest $1 million over a period of 13 months, you can reduce the sales charges in Class A by filing a LOI. The agreement can start at any time and will remain in effect for 13 months. Your investment will be charged normal sales charges until you have invested $1 million. At that time, your account will be credited with the sales charges previously paid. Class A investments made prior to signing an LOI may be used to reach the $1 million total, excluding Cash Management Fund and Tax-Free Money Fund. However, we will not adjust for sales charges on investments made prior to the signing of the LOI. If you do not invest $1 million by the end of 13 months, there is no penalty, you'll just miss out on the sales charge adjustment. A LOI is not an option (absolute right) to buy shares.

Here's an example. You file a LOI to invest $1 million and make an investment of $100,000 at that time. You pay the normal 5% sales charge on the first $50,000 and 4.5% sales charge on the next $50,000 of this investment. Let's say you make a second investment of $900,000 (bringing the total up to $1 million) one month before the 13-month period is up. On the date that you bring your total to $1 million, AEFC makes an adjustment to your account. The adjustment is made by crediting your account with additional shares, in an amount equivalent to the sales charge previously paid.

Systematic Investment Programs

After you make your initial investment of $2,000 or more, you can arrange to make additional payments of $100 or more on a regular basis. These minimums do not apply to all systematic investment programs. You decide how often to make payments - monthly, quarterly, or semiannually. You are not obligated to make any payments. You can omit payments or discontinue the investment program altogether. The Fund also can change the program or end it at any time. If there is no obligation, why do it? Putting money aside is an important part of financial planning. With a systematic investment program, you have a goal to work for.

How does this work? Your regular investment amount will purchase more shares when the net asset value per share decreases, and fewer shares when the net asset value per share increases. Each purchase is a separate transaction. After each purchase your new shares will be added to your account. Shares bought through these programs are exactly the same as any other fund shares. They can be bought and sold at any time. A systematic investment program is not an option or an absolute right to buy shares.

The systematic investment program itself cannot ensure a profit, nor can it protect against a loss in a declining market. If you decide to discontinue the program and redeem your shares when their net asset value is less than what you paid for them, you will incur a loss.

For a discussion on dollar-cost averaging, see Appendix D.

Automatic Directed Dividends


Dividends, including capital gain distributions, paid by another fund in the IDS MUTUAL FUND GROUP subject to a sales charge, may be used to automatically purchase shares in the same class of this Fund without paying a sales charge. Dividends may be directed to existing accounts only. Dividends declared by a fund are exchanged to this Fund the following day. Dividends can be exchanged into the same class of another fund in the IDS MUTUAL FUND GROUP but cannot be split to make purchases in two or more funds. Automatic directed dividends are available between accounts of any ownership except:

Between a non-custodial account and an IRA, or 401(k) plan account or other qualified retirement account of which American Express Trust Company acts as custodian;

Between two American Express Trust Company custodial accounts with different owners (for example, you may not exchange dividends from your IRA to the IRA of your spouse);

Between different kinds of custodial accounts with the same ownership (for example, you may not exchange dividends from your IRA to your 401(k) plan account, although you may exchange dividends from one IRA to another IRA).

Dividends may be directed from accounts established under the Uniform Gifts to Minors Act (UGMA) or Uniform Transfers to Minors Act (UTMA) only into other UGMA or UTMA accounts with identical ownership.


The Fund's investment goal is described in its prospectus along with other information, including fees and expense ratios. Before exchanging dividends into another fund, you should read that fund's prospectus. You will receive a confirmation that the automatic directed dividend service has been set up for your account.


REDEEMING SHARES

You have a right to redeem your shares at any time. For an explanation of redemption procedures, please see the prospectus.

During an emergency, the board can suspend the computation of net asset value, stop accepting payments for purchase of shares or suspend the duty of the Fund to redeem shares for more than seven days. Such emergency situations would occur if:

`The Exchange closes for reasons other than the usual weekend and holiday closings or trading on the Exchange is restricted, or

`Disposal of the Fund's securities is not reasonably practicable or it is not reasonably practicable for the Fund to determine the fair value of its net assets, or


`The SEC, under the provisions of the Investment Company Act of 1940, as amended (the 1940 Act), declares a period of emergency to exist.


Should the Fund stop selling shares, the board may make a deduction from the value of the assets held by the Fund to cover the cost of future liquidations of the assets so as to distribute fairly these costs among all shareholders.

The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the Fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of the period. Although redemptions in excess of this limitation would normally be paid in cash, the Fund reserves the right to make these payments in whole or in part in securities or other assets in case of an emergency, or if the payment of a redemption in cash would be detrimental to the existing shareholders of the Fund as determined by the board. In these circumstances, the securities distributed would be valued as set forth in the prospectus. Should the Fund distribute securities, a shareholder may incur brokerage fees or other transaction costs in converting the securities to cash.

PAY-OUT PLANS

You can use any of several pay-out plans to redeem your investment in regular installments. If you redeem Class B shares you may be subject to a contingent deferred sales charge as discussed in the prospectus. While the plans differ on how the pay-out is figured, they all are based on the redemption of your investment. Net investment income dividends and any capital gain distributions will automatically be reinvested, unless you elect to receive them in cash. If you are redeeming a tax-qualified plan account for which American Express Trust Company acts as custodian, you can elect to receive your dividends and other distributions in cash when permitted by law. If you redeem an IRA or a qualified retirement account, certain restrictions, federal tax penalties and special federal income tax reporting requirements may apply. You should consult your tax advisor about this complex area of the tax law.

Applications for a systematic investment in a class of the Fund subject to a sales charge normally will not be accepted while a pay-out plan for any of those funds is in effect. Occasional investments, however, may be accepted.


To start any of these plans, please write American Express Shareholder Service, P.O. Box 534, Minneapolis, MN 55440-0534, or call American Express Financial Advisors Telephone Transaction Service at 800-437-3133 (National/Minnesota) or 612-671-3800 (Mpls./St. Paul). Your authorization must be received in the Minneapolis headquarters at least five days before the date you want your payments to begin. The initial payment must be at least $50. Payments will be made on a monthly, bimonthly, quarterly, semiannual or annual basis. Your choice is effective until you change or cancel it.


The following pay-out plans are designed to take care of the needs of most shareholders in a way AEFC can handle efficiently and at a reasonable cost. If you need a more irregular schedule of payments, it may be necessary for you to make a series of individual redemptions, in which case you'll have to send in a separate redemption request for each pay-out. The Fund reserves the right to change or stop any pay-out plan and to stop making such plans available.

Plan #1:  Pay-out for a fixed period of time

If you choose this plan, a varying number of shares will be redeemed at regular intervals during the time period you choose. This plan is designed to end in complete redemption of all shares in your account by the end of the fixed period.

Plan #2:  Redemption of a fixed number of shares

If you choose this plan, a fixed number of shares will be redeemed for each payment and that amount will be sent to you. The length of time these payments continue is based on the number of shares in your account.

Plan #3:  Redemption of a fixed dollar amount

If you decide on a fixed dollar amount, whatever number of shares is necessary to make the payment will be redeemed in regular installments until the account is closed.

Plan #4:  Redemption of a percentage of net asset value

Payments are made based on a fixed percentage of the net asset value of the shares in the account computed on the day of each payment. Percentages range from 0.25% to 0.75%. or example, if you are on this plan and arrange to take 0.5% each month, you will get $50 if the value of your account is $10,000 on the payment date.

TAXES


If you buy shares in the Fund and then exchange into another fund, it is considered a redemption and subsequent purchase of shares. Under the tax laws, if this exchange is done within 91 days, any sales charge waived on Class A shares on a subsequent purchase of shares applies to the new shares acquired in the exchange. Therefore, you cannot create a tax loss or reduce a tax gain attributable to the sales charge when exchanging shares within 91 days.


Retirement Accounts


If you have a nonqualified investment in the Fund and you wish to move part or all of those shares to an IRA or qualified retirement account in the Fund, you can do so without paying a sales charge. However, this type of exchange is considered a redemption of shares and may result in a gain or loss for tax purposes. In addition, this type of exchange may result in an excess contribution under IRA or qualified plan regulations if the amount exchanged plus the amount of the initial sales charge applied to the amount exchanged exceeds annual contribution limitations. For example: If you were to exchange $2,000 in Class A shares from a nonqualified account to an IRA without considering the 5% ($100) initial sales charge applicable to that $2,000, you may be deemed to have exceeded current IRA annual contribution limitations. You should consult your tax advisor for further details about this complex subject.


Net investment income dividends received should be treated as dividend income for federal income tax purposes. Corporate shareholders are generally entitled to a deduction equal to 70% of that portion of the Fund's dividend that is attributable to dividends the Fund received from domestic (U.S.) securities. For the fiscal year ended Aug. 31, 1997, 0.85% of the Fund's net investment income dividends qualified for the corporate deduction.


Capital gain distributions received by individual and corporate shareholders, if any, should be treated as long-term capital gains regardless of how long they owned their shares. Short-term capital gains earned by the Fund are paid to shareholders as part of their ordinary income dividend and are taxable.

Under federal tax law, by the end of a calendar year the Fund must declare and pay dividends representing 98% of ordinary income for that calendar year and 98% of net capital gains (both long-term and short-term) for the 12-month period ending Oct. 31 of that calendar year. The Fund is subject to an excise tax equal to 4% of the excess, if any, of the amount required to be distributed over the amount actually distributed. The Fund intends to comply with federal tax law and avoid any excise tax.


This is a brief summary that relates to federal income taxation only. Shareholders should consult their tax advisor as to the application of federal, state and local income tax laws to Fund distributions.

AGREEMENTS

Investment Management Services Agreement

The Fund has an Investment Management Services Agreement with AEFC. For its services, AEFC is paid a fee based on the following schedule:

          Assets                 Annual rate at
        (billions)              each asset level
       First   $1.0                   0.520%
       Next     1.0                   0.495
       Next     1.0                   0.470
       Next     3.0                   0.445
       Next     3.0                   0.420
       Over     9.0                   0.395


On Aug. 31, 1997, the daily rate applied to the Fund's net assets was equal to 0.486% on an annual basis. The fee is calculated for each calendar day on the basis of net assets as of the close of business two business days prior to the day for which the calculation is made.

The management fee is paid monthly. Under the agreement, the total amount paid was $17,488,348 for the fiscal year ended Aug. 31, 1997, $16,984,406 for fiscal year 1996, and $13,073,299 for fiscal year 1995.

Under the agreement, the Fund also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees; audit and certain legal fees; fidelity bond premiums; registration fees for shares; office expenses; consultants' fees; compensation of board members, officers and employees; corporate filing fees; organizational expenses; expenses incurred in connection with lending securities of the Fund; and expenses properly payable by the Fund, approved by the board. Under the agreement, the Fund paid nonadvisory expenses of $901,226 for the fiscal year ended Aug. 31, 1997, $1,317,590 for fiscal year 1996, and $1,093,511 for fiscal year 1995.


Administrative Services Agreement

The Fund has an Administrative Services Agreement with AEFC. Under this agreement, the Fund pays AEFC for providing administration and accounting services. The fee is calculated as follows:

          Assets                 Annual rate at
        (billions)              each asset level
       First   $1.0                   0.050%
       Next     1.0                   0.045
       Next     1.0                   0.040
       Next     3.0                   0.035
       Next     3.0                   0.030
       Over     9.0                   0.025


On Aug. 31, 1997, the daily rate applied to the Fund's net assets was equal to 0.043% on an annual basis. The fee is calculated for each calendar day on the basis of net assets as of the close of business two business days prior to the day for which the calculation is made. Under the agreement, the Fund paid fees of $1,606,573 for the fiscal year ended Aug. 31, 1997.


Transfer Agency Agreement

The Fund has a Transfer Agency Agreement with AEFC. This agreement governs AEFC's responsibility for administering and/or performing transfer agent functions, for acting as service agent in connection with dividend and distribution functions and for performing shareholder account administration agent functions in connection with the issuance, exchange and redemption or repurchase of the Fund's shares. Under the agreement, AEFC will earn a fee from the Fund determined by multiplying the number of shareholder accounts at the end of the day by a rate determined for each class per year and dividing by the number of days in the year. The rate for Class A and Class Y is $15.50 per year and for Class B is $16.50 per year. The fees paid to AEFC may be changed from time to time upon agreement of the parties without shareholder approval. Under the agreement, the Fund paid fees of $3,722,233 for the fiscal year ended Aug. 31, 1997.


Distribution Agreement


Under a Distribution Agreement, sales charges deducted for distributing Fund shares are paid to AEFA daily. These charges amounted to $8,298,848 for the fiscal year ended Aug. 31, 1997. After paying commissions to personal financial advisors, and other expenses, the amount retained was $(937,881). The amounts were $12,491,616 and $(2,546,886) for fiscal year 1996, and $7,800,870 and
$545,125 for fiscal year 1995.

Shareholder Service Agreement

The Fund pays a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.175% of average daily net assets for Class A and Class B and 0.10% for Class Y.


Plan and Agreement of Distribution


For Class B shares, to help AEFA defray the cost of distribution and servicing, not covered by the sales charges received under the Distribution Agreement, the Fund and AEFA entered into a Plan and Agreement of Distribution (Plan). These costs cover almost all aspects of distributing the Fund's shares except compensation to the sales force. A substantial portion of the costs are not specifically identified to any one fund in the IDS MUTUAL FUND GROUP. Under the Plan, AEFA is paid a fee at an annual rate of 0.75% of the Fund's average daily net assets attributable to Class B shares.

The Plan must be approved annually by the board, including a majority of the disinterested board members, if it is to continue for more than a year. At least quarterly, the board must review written reports concerning the amounts expended under the Plan and the purposes for which such expenditures were made. The Plan and any agreement related to it may be terminated at any time by vote of a majority of board members who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan, or by vote of a majority of the outstanding voting securities of the Fund's Class B shares or by AEFA. The Plan (or any agreement related to it) will terminate in the event of its assignment, as that term is defined in the 1940 Act. The Plan may not be amended to increase the amount to be spent for distribution without shareholder approval, and all material amendments to the Plan must be approved by a majority of the board members, including a majority of the board members who are not interested persons of the Fund and who do not have a financial interest in the operation of the Plan or any agreement related to it. The selection and nomination of disinterested board members is the responsibility of the other disinterested board members. No board member who is not an interested person, has any direct or indirect financial interest in the operation of the Plan or any related agreement.

For the fiscal year ended Aug. 31, 1997, under the agreement, the Fund paid fees of $6,695,640.


Custodian Agreement

The Fund's securities and cash are held by First Bank National Association, 180
E. Fifth St., St. Paul, MN 55101-1631, through a custodian agreement. The custodian is permitted to deposit some or all of its securities in central depository systems as allowed by federal law. For its services, the Fund pays the custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian's out-of-pocket expenses.

Total fees and expenses


The Fund paid total fees and nonadvisory expenses of $36,473,849 for the fiscal year ended Aug. 31, 1997.

ORGANIZATIONAL INFORMATION

The Fund is a diversified, open-end management investment company, as defined in the Investment Company Act of 1940. Originally incorporated on June 27, 1974 in Nevada, the Fund changed its state of incorporation on June 13, 1986 by merging into a Minnesota corporation incorporated on April 7, 1986. The Fund headquarters are at 901 S. Marquette Ave., Suite 2810, Minneapolis, MN 55402-3268.


BOARD MEMBERS AND OFFICERS


The following is a list of the Fund's board members. They serve 15 Master Trust portfolios and 47 IDS and IDS Life funds (except for William H. Dudley, who does not serve on the nine IDS Life fund boards.)


All shares have cumulative voting rights with respect to the election of board members.


H. Brewster Atwater, Jr.
Born in 1931
4900 IDS Tower
Minneapolis, MN

Former chairman and chief executive officer, General Mills, Inc. Director, Merck & Co., Inc. and Darden Restaurants, Inc.

Lynne V. Cheney'
Born in 1941
American Enterprise Institute
for Public Policy Research (AEI)
1150 17th St., N.W.
Washington, D.C.


Distinguished Fellow AEI. Former Chair of National Endowment of the Humanities. Director, The Reader's Digest Association Inc., Lockheed-Martin, Union Pacific Resources, and FPL Group, Inc. (holding company for Florida Power and Light).


William H. Dudley**
Born in 1932
2900 IDS Tower
Minneapolis, MN


Senior advisor to the chief executive officer, AEFC.


Robert F. Froehlke+
Born in 1922
1201 Yale Place
Minneapolis, MN

Former president of all funds in the IDS MUTUAL FUND GROUP. Director, the ICI Mutual Insurance Co., Institute for Defense Analyses, Marshall Erdman and Associates, Inc. (architectural engineering) and Public Oversight Board of the American Institute of Certified Public Accountants.

David R. Hubers+**
Born in 1943
2900 IDS Tower
Minneapolis, MN

President, chief executive officer and director of AEFC. Previously, senior vice president, finance and chief financial officer of AEFC.

Heinz F. Hutter+'
Born in 1929
P.O. Box 2187
Minneapolis, MN

Former president and chief operating officer, Cargill, Incorporated (commodity merchants and processors).

Anne P. Jones
Born in 1935
5716 Bent Branch Rd.
Bethesda, MD

Attorney  and  telecommunications   consultant.  Former  partner,  law  firm  of
Sutherland,  Asbill & Brennan.  Director,  Motorola, Inc. and C-Cor Electronics,
Inc.


William R. Pearce+*
Born in 1927
901 S. Marquette Ave.
Minneapolis, MN


Chairman of the board, Board Services Corporation (provides administrative services to boards). Director, trustee and officer of registered investment companies whose boards are served by the company. Former vice chairman of the board, Cargill, Incorporated (commodity merchants and processors).

Alan K. Simpson'
Born in 1931
1201 Sunshine Ave.
Cody, WY

Former three-term United States Senator for Wyoming. Former Assistant Republican Leader, U.S. Senate. Director, PacifiCorp (electric power).


Edson W. Spencer+
Born in 1926
4900 IDS Center
80 S. 8th St.
Minneapolis, MN

President, Spencer Associates Inc. (consulting). Former chairman of the board and chief executive officer, Honeywell Inc. Director, Boise Cascade Corporation (forest products). Member of International Advisory Council of NEC (Japan).

John R. Thomas**
Born in 1937
2900 IDS Tower
Minneapolis, MN

Senior vice president and director of AEFC.

Wheelock Whitney+
Born in 1926
1900 Foshay Tower
821 Marquette Ave.
Minneapolis, MN

Chairman, Whitney Management Company (manages family assets).

C. Angus Wurtele'
Born in 1934
Valspar Corporation
Suite 1700
Foshay Tower
Minneapolis, MN

Chairman of the board and retired chief executive officer, The Valspar Corporation (paints). Director, Bemis Corporation (packaging), Donaldson Company (air cleaners & mufflers) and General Mills, Inc.
(consumer foods).

+    Member of executive committee.
'    Member of joint audit committee.
*    Interested person by reason of being an officer of the Fund.
** Interested person by reason of being an officer, board member, employee and/or shareholder of AEFC or American Express.

The board also has appointed officers who are responsible for day-to-day business decisions based on policies it has established.


In addition to Mr. Pearce, who is chairman and Mr. Thomas who is president, the Fund's other officers are:


Leslie L. Ogg
Born in 1938
901 S. Marquette Ave.
Minneapolis, MN


President, treasurer and corporate secretary of Board Services Corporation. Vice president, general counsel and secretary for the Fund.

Officers who also are officers and/or employees of AEFC

Peter J. Anderson
Born in 1942
IDS Tower 10
Minneapolis, MN


Director and senior vice president-investments of AEFC. Vice president-investments for the Fund.


Melinda S. Urion
Born in 1953
IDS Tower 10
Minneapolis, MN


Director, senior vice president and chief financial officer of AEFC. Director, executive vice president and controller of IDS Life Insurance Company. Treasurer for the Fund.

COMPENSATION FOR FUND BOARD MEMBERS


Members of the board who are not officers of the Fund or AEFC receive an annual fee of $2,600 and the chair of the Contracts Committee receives an additional $86. Board members receive a $50 per day attendance fee for board meetings. The attendance fee for meetings of the Contracts and Investment Review Committees is $50; for meetings of the Audit Committee and Personnel Committee $25 and for traveling from out-of-state $26. Expenses for attending meetings are reimbursed.


During the fiscal year ended Aug. 31, 1997, the independent members of the board, for attending up to 32 meetings, received the following compensation:


                                            Compensation Table
                                                                                        Total cash
                                                                                        compensation from
                             Aggregate        Pension or           Estimated annual     the IDS MUTUAL
                             compensation     Retirement           benefit upon         FUND GROUP and
Board member                 from the Fund    benefits accrued     retirement           Preferred Master
                                              as Fund expenses                          Trust Group
---------------------------- ---------------- -------------------- -------------------- --------------------

H. Brewster Atwater, Jr.        $2,892               $0                   $0                 $83,100
   (part of year)
Lynne V. Cheney                  3,547                0                    0                  96,600
Robert F Froehlke                3,601                0                    0                 103,800
Heinz F. Hutter                  3,636                0                    0                 105,500
Anne P. Jones                    3,823                0                    0                 110,800
Melvin R. Laird                  3,563                0                    0                  97,800
Alan K. Simpson                  2,312                0                    0                  62,400
   (part of year)
Edson W. Spencer                 3,997                0                    0                 127,000
Wheelock Whitney                 3,686                0                    0                 108,700
C. Angus Wurtele                 3,711                0                    0                 109,900

On Aug. 31, 1997, the Fund's board members and officers as a group owned less than 1% of the outstanding shares of a class.

INDEPENDENT AUDITORS


The financial statements contained in the Annual Report to shareholders for the fiscal year ended Aug. 31, 1997, were audited by independent auditors, KPMG Peat Marwick LLP, 4200 Norwest Center, 90 S. Seventh St., Minneapolis, MN 55402-3900. The independent auditors also provide other accounting and tax-related services as requested by the Fund.


FINANCIAL STATEMENTS


The Independent Auditors' Report and the Financial Statements, including Notes to the Financial Statements and the Schedule of Investments in Securities, contained in the Annual Report to shareholders for the fiscal year ended 1997, pursuant to Section 30(d) of the 1940 Act as amended, are hereby incorporated in this SAI by reference. No other portion of the Annual Report, however, is incorporated by reference.


PROSPECTUS


The prospectus for IDS Bond Fund, dated Oct. 30, 1997, is hereby incorporated in this SAI by reference.

APPENDIX A

FOREIGN CURRENCY TRANSACTIONS

Since investments in foreign countries usually involve currencies of foreign countries, and since the Fund may hold cash and cash-equivalent investments in foreign currencies, the value of the Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Also, the Fund may incur costs in connection with conversions between various currencies.

Spot Rates and Forward Contracts. The Fund conducts its foreign currency exchange transactions either at the spot (cash) rate prevailing in the foreign currency exchange market or by entering into forward currency exchange contracts (forward contracts) as a hedge against fluctuations in future foreign exchange rates. A forward contract involves an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the contract date, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirements. No commissions are charged at any stage for trades.

The Fund may enter into forward contracts to settle a security transaction or handle dividend and interest collection. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment in dollars. By entering into a forward contract, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.

The Fund also may enter into forward contracts when management of the Fund believes the currency of a particular foreign country may suffer a substantial decline against another currency. It may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. The precise matching of forward contract amounts and the value of securities involved generally will not be possible since the future value of such securities in foreign currencies more than likely will change between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is highly uncertain. The Fund will not enter into such forward contracts or maintain a net exposure to such contracts when consummating the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency.

The Fund will designate cash or securities in an amount equal to the value of the Fund's total assets committed to consummating forward contracts entered into under the second circumstance set forth above. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the Fund's commitments on such contracts.

At maturity of a forward contract, the Fund may either sell the security and make delivery of the foreign currency or retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract with the same currency trader obligating it to buy, on the same maturity date, the same amount of foreign currency.

If the Fund retains the security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline between the date the Fund enters into a forward contract for selling foreign currency and the date it enters into an offsetting contract for purchasing the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

It is impossible to forecast what the market value of securities will be at the expiration of a contract. Accordingly, it may be necessary for the Fund to buy additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received on the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

The Fund's dealing in forward contracts will be limited to the transactions described above. This method of protecting the value of the Fund's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some point in time. Although such forward contracts tend to minimize the risk of loss due to a decline in value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

Although the Fund values its assets each business day in terms of U.S. dollars, it does not intend to convert its foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Options on Foreign Currencies. The Fund may buy put and write covered call options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of securities, the Fund may buy put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

As in the case of other types of options, however, the benefit to the Fund derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

The Fund may write options on foreign currencies for the same types of hedging purposes. For example, when the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of securities will be fully or partially offset by the amount of the premium received.

As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements on exchange rates.

All options written on foreign currencies will be covered. An option written on foreign currencies is covered if the Fund holds currency sufficient to cover the option or has an absolute and immediate right to acquire that currency without additional cash consideration upon conversion of assets denominated in that currency or exchange of other currency held in its portfolio. An option writer could lose amounts substantially in excess of its initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies are traded through financial institutions acting as market-makers, although foreign currency options also are traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.

Foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (OCC), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in certain foreign countries for the purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Foreign Currency Futures and Related Options. The Fund may enter into currency futures contracts to sell currencies. It also may buy put options and write covered call options on currency futures. Currency futures contracts are similar to currency forward contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures call for payment of delivery in U.S. dollars. The Fund may use currency futures for the same purposes as currency forward contracts, subject to Commodity Futures Trading Commission (CFTC) limitations. All futures contracts are aggregated for purposes of the percentage limitations.

Currency futures and options on futures values can be expected to correlate with exchange rates, but will not reflect other factors that may affect the values of the Fund's investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Fund against price decline if the issuer's creditworthiness deteriorates. Because the value of the Fund's investments denominated in foreign currency will change in response to many factors other than exchange rates, it may not be possible to match the amount of a forward contract to the value of the Fund's investments denominated in that currency over time.

The Fund will hold securities or other options or futures positions whose values are expected to offset its obligations. The Fund will not enter into an option or futures position that exposes the Fund to an obligation to another party unless it owns either (i) an offsetting position in securities or (ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations.

APPENDIX B

OPTIONS AND INTEREST RATE FUTURES CONTRACTS

The Fund may buy or write options traded on any U.S. or foreign exchange or in the over-the-counter market. The Fund may enter into interest rate futures contracts traded on any U.S. or foreign exchange. The Fund also may buy or write put and call options on these futures. Options in the over-the-counter market will be purchased only when the investment manager believes a liquid secondary market exists for the options and only from dealers and institutions the investment manager believes present a minimal credit risk. Some options are exercisable only on a specific date. In that case, or if a liquid secondary market does not exist, the Fund could be required to buy or sell securities at disadvantageous prices, thereby incurring losses.

OPTIONS. An option is a contract. A person who buys a call option for a security has the right to buy the security at a set price for the length of the contract. A person who sells a call option is called a writer. The writer of a call option agrees to sell the security at the set price when the buyer wants to exercise the option, no matter what the market price of the security is at that time. A person who buys a put option has the right to sell a security at a set price for the length of the contract. A person who writes a put option agrees to buy the security at the set price if the purchaser wants to exercise the option, no matter what the market price of the security is at that time. An option is covered if the writer owns the security (in the case of a call) or sets aside the cash (in the case of a put) that would be required upon exercise.

The price paid by the buyer for an option is called a premium. In addition the buyer generally pays a broker a commission. The writer receives a premium, less a commission, at the time the option is written. The cash received is retained by the writer whether or not the option is exercised. A writer of a call option may have to sell the security for a below-market price if the market price rises above the exercise price. A writer of a put option may have to pay an above-market price for the security if its market price decreases below the exercise price.

Options can be used to produce incremental earnings, protect gains and facilitate buying and selling securities for investment purposes. The use of options and futures contracts may benefit the Fund and its shareholders by improving the Fund's liquidity and by helping to stabilize the value of its net assets.

Buying options. Put and call options may be used as a trading technique to facilitate buying and selling securities for investment reasons. Options are used as a trading technique to take advantage of any disparity between the price of the underlying security in the securities market and its price on the options market. It is anticipated the trading technique will be utilized only to effect a transaction when the price of the security plus the option price will be as good or better than the price at which the security could be bought or sold directly. When the option is purchased, the Fund pays a premium and a commission. It then pays a second commission on the purchase or sale of the underlying security when the option is exercised. For record-keeping and tax purposes, the price obtained on the purchase of the underlying security will be the combination of the exercise price, the premium and both commissions. When using options as a trading technique, commissions on the option will be set as if only the underlying securities were traded.

Put and call options also may be held by the Fund for investment purposes. Options permit the Fund to experience the change in the value of a security with a relatively small initial cash investment. The risk the Fund assumes when it buys an option is the loss of the premium. To be beneficial to the Fund, the price of the underlying security must change within the time set by the option contract. Furthermore, the change must be sufficient to cover the premium paid, the commissions paid both in the acquisition of the option and in a closing transaction or in the exercise of the option and subsequent sale (in the case of a call) or purchase (in the case of a put) of the underlying security. Even then the price change in the underlying security does not ensure a profit since prices in the option market may not reflect such a change.

Writing covered options. The Fund will write covered options when it feels it is appropriate and will follow these guidelines:

`Underlying securities will continue to be bought or sold solely on the basis of investment considerations consistent with the Fund's goal.

`All options written by the Fund will be covered. For covered call options if a decision is made to sell the security, the Fund will attempt to terminate the option contract through a closing purchase transaction.

Net premiums on call options closed or premiums on expired call options are treated as short-term capital gains. Since the Fund is taxed as a regulated investment company under the Internal Revenue Code, any gains on options and other securities held less than three months must be limited to less than 30% of its annual gross income.

If a covered call option is exercised, the security is sold by the Fund. The Fund will recognize a capital gain or loss based upon the difference between the proceeds and the security's basis.

Options on many securities are listed on options exchanges. If the Fund writes listed options, it will follow the rules of the options exchange. Options are valued at the close of the New York Stock Exchange. An option listed on a national exchange, Chicago Board Options Exchange (CBOE) or NASDAQ will be valued at the last-quoted sales price or, if such a price is not readily available, at the mean of the last bid and asked prices.

FUTURES CONTRACTS. A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. They have been established by boards of trade which have been designated contracts markets by the Commodity Futures Trading Commission (CFTC). Futures contracts trade on these markets in a manner similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee performance of the contracts. Currently, there are futures contracts based on such debt securities as long-term U.S. Treasury bonds, Treasury notes, GNMA modified pass-through mortgage-backed securities, three-month U.S. Treasury bills and bank certificates of deposit. While futures contracts based on debt securities do provide for the delivery and acceptance of securities, such deliveries and acceptances are very seldom made. Generally, the futures contract is terminated by entering into an offsetting transaction. An offsetting transaction for a futures contract sale is effected by the Fund entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund immediately is paid the difference and realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, closing out a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the offsetting sale price is less than the purchase price, the Fund realizes a loss. At the time a futures contract is made, a good-faith deposit called initial margin is set up within a segregated account at the Fund's custodian bank. The initial margin deposit is approximately 1.5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of variation margin is required so that each day the Fund would pay out cash in an amount equal to any decline in the contract's value or receive cash equal to any increase. At the time a futures contract is closed out, a nominal commission is paid, which is generally lower than the commission on a comparable transaction in the cash markets.

The purpose of a futures contract, in the case of a portfolio holding long-term debt securities, is to gain the benefit of changes in interest rates without actually buying or selling long-term debt securities. For example, if the Fund owned long-term bonds and interest rates were expected to increase, it might enter into futures contracts to sell securities which would have much the same effect as selling some of the long-term bonds it owned.

Futures contracts are based on types of debt securities referred to above, which have historically reacted to an increase or decline in interest rates in a fashion similar to the debt securities the Fund owns. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Fund's futures contracts would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. If, on the other hand, the Fund held cash reserves and interest rates were expected to decline, the Fund might enter into interest rate futures contracts for the purchase of securities. If short-term rates were higher than long-term rates, the ability to continue holding these cash reserves would have a very beneficial impact on the Fund's earnings. Even if short-term rates were not higher, the Fund would still benefit from the income earned by holding these short-term investments. At the same time, by entering into futures contracts for the purchase of securities, the Fund could take advantage of the anticipated rise in the value of long-term bonds without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund's cash reserves could then be used to buy long-term bonds on the cash market. The Fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase or by buying bonds with long maturities and selling bonds with short maturities when interest rates are expected to decline. But by using futures contracts as an investment tool, given the greater liquidity in the futures market than in the cash market, it might be possible to accomplish the same result more easily and more quickly. Successful use of futures contracts depends on the investment manager's ability to predict the future direction of interest rates. If the investment manager's prediction is incorrect, the Fund would have been better off had it not entered into futures contracts.

OPTIONS ON FUTURES CONTRACTS. Options on futures contracts give the holder a right to buy or sell futures contracts in the future. Unlike a futures contract, which requires the parties to the contract to buy and sell a security on a set date, an option on a futures contract merely entitles its holder to decide on or before a future date (within nine months of the date of issue) whether to enter into such a contract. If the holder decides not to enter into the contract, all that is lost is the amount (premium) paid for the option. Furthermore, because the value of the option is fixed at the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract. However, since an option gives the buyer the right to enter into a contract at a set price for a fixed period of time, its value does change daily and that change is reflected in the net asset value of the Fund.

RISKS. There are risks in engaging in each of the management tools described above. The risk the Fund assumes when it buys an option is the loss of the premium paid for the option. Purchasing options also limits the use of monies that might otherwise be available for long-term investments.

The risk involved in writing options on futures contracts the Fund owns, or on securities held in its portfolio, is that there could be an increase in the market value of such contracts or securities.

If that occurred, the option would be exercised and the asset sold at a lower price than the cash market price. To some extent, the risk of not realizing a gain could be reduced by entering into a closing transaction. The Fund could enter into a closing transaction by purchasing an option with the same terms as the one it had previously sold. The cost to close the option and terminate the Fund's obligation, however, might be more or less than the premium received when it originally wrote the option. Furthermore, the Fund might not be able to close the option because of insufficient activity in the options market.

A risk in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities subject to futures contracts may not correlate perfectly with the behavior of the cash prices of the Fund's securities. The correlation may be distorted because the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

Another risk is that the Fund's investment manager could be incorrect in anticipating as to the direction or extent of various interest rate movements or the time span within which the movements take place. For example, if the Fund sold futures contracts for the sale of securities in anticipation of an increase in interest rates, and interest rates declined instead, the Fund would lose money on the sale.

TAX TREATMENT. As permitted under federal income tax laws, the Fund intends to identify futures contracts as mixed straddles and not mark them to market, that is, not treat them as having been sold at the end of the year at market value. Such an election may result in the Fund being required to defer recognizing losses incurred by entering into futures contracts and losses on underlying securities identified as being hedged against.

Federal income tax treatment of gains or losses from transactions in options on futures contracts and indexes will depend on whether such option is a section 1256 contract . If the option is a non-equity option, the Fund will either make a 1256(d) election and treat the option as a mixed straddle or mark to market the option at fiscal year end and treat the gain/loss as 40% short-term and 60% long-term. Certain provisions of the Internal Revenue Code may also limit the Fund's ability to engage in futures contracts and related options transactions. For example, at the close of each quarter of the Fund's taxable year, at least 50% of the value of its assets must consist of cash, government securities and other securities, subject to certain diversification requirements. Less than 30% of its gross income must be derived from sales of securities held less than three months.

The IRS has ruled publicly that an exchange-traded call option is a security for purposes of the 50%-of-assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements. In order to avoid realizing a gain within the three-month period, the Fund may be required to defer closing out a contract beyond the time when it might otherwise be advantageous to do so. The Fund also may be restricted in purchasing put options for the purpose of hedging underlying securities because of applying the short sale holding period rules with respect to such underlying securities.

Accounting for futures contracts will be according to generally accepted accounting principles. Initial margin deposits will be recognized as assets due from a broker (the Fund's agent in acquiring the futures position). During the period the futures contract is open, changes in value of the contract will be recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments will be made or received depending upon whether gains or losses are incurred. All contracts and options will be valued at the last-quoted sales price on their primary exchange.

APPENDIX C

MORTGAGE-BACKED SECURITIES

A mortgage pass-through certificate is one that represents an interest in a pool, or group, of mortgage loans assembled by the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association (FNMA) or non-governmental entities. In pass-through certificates, both principal and interest payments, including prepayments, are passed through to the holder of the certificate. Prepayments on underlying mortgages result in a loss of anticipated interest, and the actual yield (or total return) to the Fund, which is influenced by both stated interest rates and market conditions, may be different than the quoted yield on certificates. Some U.S. government securities may be purchased on a when-issued basis, which means that it may take as long as 45 days after the purchase before the securities are delivered to the Fund.

Stripped Mortgage-Backed Securities. The Fund may invest in stripped mortgage-backed securities. Generally, there are two classes of stripped mortgage-backed securities: Interest Only (IO) and Principal Only (PO). IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive distributions consisting of all or a portion of the principal of the underlying pool of mortgage loans or mortgage-backed securities. The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. On an IO, if prepayments of principal are greater than anticipated, an investor may incur substantial losses. If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security.

Mortgage-Backed Security Spread Options. The Fund may purchase mortgage-backed security (MBS) put spread options and write covered MBS call spread options. MBS spread options are based upon the changes in the price spread between a specified mortgage-backed security and a like-duration Treasury security. MBS spread options are traded in the OTC market and are of short duration, typically one to two months. The Fund would buy or sell covered MBS call spread options in situations where mortgage-backed securities are expected to underperform like-duration Treasury securities.

APPENDIX D

DOLLAR-COST AVERAGING

A technique that works well for many investors is one that eliminates random buy and sell decisions. One such system is dollar-cost averaging. Dollar-cost averaging involves building a portfolio through the investment of fixed amounts of money on a regular basis regardless of the price or market condition. This may enable an investor to smooth out the effects of the volatility of the financial markets. By using this strategy, more shares will be purchased when the price is low and less when the price is high. As the accompanying chart illustrates, dollar-cost averaging tends to keep the average price paid for the shares lower than the average market price of shares purchased, although there is no guarantee.

While this technique does not ensure a profit and does not protect against a loss if the market declines, it is an effective way for many shareholders who can continue investing on a regular basis through changing market conditions, including times when the price of their shares falls or the market declines, to accumulate shares in a fund to meet long-term goals.

Dollar-cost averaging

-----------------------------------------------------------------------
Regular             Market Price            Shares
Investment          of a Share              Acquired
-----------------------------------------------------------------------
     $100                 $6.00                 16.7
      100                  4.00                 25.0
      100                  4.00                 25.0
      100                  6.00                 16.7
      100                  5.00                 20.0
     $500                $25.00                103.4

Average market price of a share over 5 periods:   $5.00 ($25.00 divided by 5).
The average price you paid for each share:        $4.84 ($500 divided by 103.4).

 Independent auditors' report

      The board and shareholders IDS Bond Fund, Inc.:



      We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of IDS Bond Fund, Inc. as of August 31, 1997, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the ten-year period ended August 31, 1997. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold but not received or delivered, and securities on loan, we request confirmations from brokers, and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of IDS Bond Fund, Inc. at August 31, 1997, and the results of its operations, changes in its net assets and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.




      KPMG Peat Marwick LLP
      Minneapolis, Minnesota
      October 3, 1997

      (This annual report is not part of the prospectus.)

 Financial statements

      Statement of assets and liabilities
      IDS Bond Fund, Inc.
      Aug. 31, 1997
                                  Assets
 Investments in securities, at value (Note 1)
      (identified cost $3,598,123,524)                                                          $3,713,891,176
 Receivable for investment securities sold                                                          26,758,426
 Dividends and accrued interest receivable                                                          51,993,491
 U.S. government securities held as collateral (Note 5)                                             52,675,521
                                                                                                    ----------
 Total assets                                                                                    3,845,318,614
                                                                                                 -------------
                                  Liabilities

 Disbursements in excess of cash on demand deposit                                                     155,415
 Dividends payable to shareholders                                                                   1,431,175
 Payable for investment securities purchased                                                        80,024,440
 Payable upon return of securities loaned (Note 5)                                                  88,675,521
 Accrued investment management services fee                                                             48,851
 Accrued distribution fee                                                                               18,714
 Accrued service fee                                                                                    17,355
 Accrued transfer agency fee                                                                            10,268
 Accrued administrative services fee                                                                     4,341
 Other accrued expenses                                                                                300,866
                                                                                                       -------
 Total liabilities                                                                                 170,686,946
                                                                                                   -----------
 Net assets applicable to outstanding capital stock                                             $3,674,631,668
                                                                                                ==============
                                   Represented by

 Capital stock-- authorized 10,000,000,000 shares of $.01 par value                                  7,036,901
 Additional paid-in capital                                                                      3,491,363,004
 Undistributed net investment income                                                                 5,069,429
 Accumulated net realized gain (loss) (Note 1)                                                      56,456,360
 Unrealized appreciation (depreciation) on investments and on translation
      of assets and liabilities in foreign currencies (Notes 1 and 4)                              114,705,974
                                                                                                   -----------
 Total-- representing net assets applicable to outstanding capital stock                        $3,674,631,668
                                                                                                ==============
 Net assets applicable to outstanding shares:              Class A                              $2,646,102,492
                                                           Class B                              $  912,836,720
                                                           Class Y                              $  115,692,456
 Net asset value per share of outstanding capital stock:   Class A shares       506,729,253     $         5.22
                                                           Class B shares       174,807,602     $         5.22
                                                           Class Y shares        22,153,291     $         5.22

 See accompanying notes to financial statements.

      (This annual report is not part of the prospectus.)

      Statement of operations
      IDS Bond Fund, Inc.
      Year ended Aug. 31, 1997

                                  Investment income
 Income:
 Dividends                                                                                      $    2,687,372
 Interest                                                                                          273,959,592
      Less: Foreign taxes withheld                                                                        (666)
                                                                                                          ----
 Total income                                                                                      276,646,298
                                                                                                   -----------
 Expenses (Note 2):
 Investment management services fee                                                                 17,488,348
 Distribution fee -- Class B                                                                         6,695,640
 Transfer agency fee                                                                                 3,648,525
 Incremental transfer agency fee-- Class B                                                              73,708
 Service fee
      Class A                                                                                        4,480,168
      Class B                                                                                        1,546,659
      Class Y                                                                                           33,002
 Administrative services fees and expenses                                                           1,606,573
 Compensation of board members                                                                          36,232
 Compensation of officers                                                                                9,580
 Custodian fees                                                                                        336,692
 Postage                                                                                               518,688
 Registration fees                                                                                     171,975
 Reports to shareholders                                                                                49,070
 Audit fees                                                                                             40,000
 Other                                                                                                  22,482
                                                                                                        ------
 Total expenses                                                                                     36,757,342
      Earnings credits on cash balances (Note 2)                                                      (283,493)
                                                                                                      --------
 Total net expenses                                                                                 36,473,849
                                                                                                    ----------
 Investment income (loss) -- net                                                                   240,172,449
                                                                                                   -----------
                                  Realized and unrealized gain (loss) -- net
 Net realized gain (loss) on:
      Security transactions (Note 3)                                                                70,808,847
      Foreign currency transactions                                                                      7,118
      Financial futures contracts                                                                   (6,349,276)
      Options contracts written (Note 7)                                                              (119,192)
                                                                                                      --------
 Net realized gain (loss) on investments and foreign currencies                                     64,347,497
 Net change in unrealized appreciation (depreciation) on investments and on
      translation of assets and liabilities in foreign currencies                                   98,764,325
                                                                                                    ----------
 Net gain (loss) on investments and foreign currencies                                             163,111,822
                                                                                                   -----------
 Net increase (decrease) in net assets resulting from operations                                  $403,284,271
                                                                                                  ============

 See accompanying notes to financial statements.

      (This annual report is not part of the prospectus.)

      Financial statements

      Statements of changes in net assets
      IDS Bond Fund, Inc.
      Year ended Aug. 31,

                                  Operations and distributions                      1997                  1996

 Investment income (loss)-- net                                          $   240,172,449       $   238,059,906
 Net realized gain (loss) on investments and foreign currencies               64,347,497            36,066,563
 Net change in unrealized appreciation (depreciation) on investments
      and on translation of assets and liabilities in foreign currencies      98,764,325           (96,036,937)
                                                                              ----------           -----------
 Net increase (decrease) in net assets resulting from operations             403,284,271           178,089,532
                                                                             -----------           -----------
 Distributions to shareholders from:
      Net investment income
            Class A                                                         (177,119,796)         (175,703,125)
            Class B                                                          (53,865,341)          (52,732,279)
            Class Y                                                           (6,665,317)           (5,540,758)
                                                                              ----------            ----------
 Total distributions                                                        (237,650,454)         (233,976,162)
                                                                            ------------          ------------
                                  Capital share transactions (Note 6)
 Proceeds from sales
      Class A shares (Note 2)                                                365,266,875           589,054,034
      Class B shares                                                         255,566,189           377,985,661
      Class Y shares                                                          58,488,053            46,288,572
 Reinvestment of distributions at net asset value
      Class A shares                                                         120,214,339           116,649,304
      Class B share                                                           47,142,116            46,578,257
      Class Y shares                                                           6,665,317             5,540,758
 Payments for redemptions
      Class A shares                                                        (523,078,485)         (464,239,661)
      Class B shares (Note 2)                                               (278,467,674)         (346,225,740)
      Class Y shares                                                         (41,490,635)          (26,441,033)
                                                                             -----------           -----------
 Increase (decrease) in net assets from capital share transactions            10,306,095           345,190,152
                                                                              ----------           -----------
 Total increase (decrease) in net assets                                     175,939,912           289,303,522
 Net assets at beginning of year                                           3,498,691,756         3,209,388,234
                                                                           -------------         -------------
 Net assets at end of year                                                $3,674,631,668        $3,498,691,756
                                                                          ==============        ==============
 Undistributed net investment income                                      $    5,069,429        $    3,595,907
                                                                          --------------        --------------
 See accompanying notes to financial statements.

      (This annual report is not part of the prospectus.)


 Notes to financial statements
      IDS Bond Fund, Inc.

  1

Summary of
significant
accounting policies

      The Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund invests primarily in corporate bonds and other debt securities. The Fund offers Class A, Class B and Class Y shares. Class A shares are sold with a front-end sales charge. Class B shares may be subject to a contingent deferred sales charge and such shares automatically convert to Class A shares during the ninth calendar year of ownership. Class Y shares have no sales charge and are offered only to qualifying institutional investors.

      All classes of shares have identical voting, dividend, liquidation and other rights, and the same terms and conditions, except that the level of distribution fee, transfer agency fee and service fee (class specific expenses) differs among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

      Significant accounting policies followed by the Fund are summarized below:

      Use of estimates

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

      Valuation of securities

      All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Securities for which market quotations are not readily available, are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

      Option transactions

      In order to produce incremental earnings, protect gains, and facilitate buying and selling of securities for investment purposes, the Fund may buy or write options traded on any U.S. or foreign exchange or in the over-the-counter market where the completion of the obligation is dependent upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities and may write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity of profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

      Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

      Futures transactions

      In order to gain exposure to or protect itself from changes in the market, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy or write put and call options on these contracts. Risks of entering into futures contracts and related options include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

      Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

      Foreign currency translations and
      foreign currency contracts

      Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions may arise from sales for foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

      The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete the obligations of the contract.

      Illiquid securities

      At Aug. 31, 1997, investments in securities included issues that are illiquid. The Fund currently limits investments in illiquid securities to 10% of the Fund's net assets, at market value, at the time of purchase. The aggregate value of such securities at Aug. 31, 1997 was $14,803,141 representing 0.4% of net assets. Pursuant to guidelines adopted by the Fund's board, certain unregistered securities are determined to be liquid and are not included in the 10% limitation specified above.

      Securities purchased on a when-issued basis

      Delivery and payment for securities that have been purchased by the Fund on a forward-commitment or when-issued basis can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid high-grade short-term debt securities at least equal to the amount of its commitment. As of Aug. 31, 1997, the Fund had entered into outstanding when-issued or forward commitments of $49,900,000.

      Federal taxes

      Since the Fund's policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders, no provision for income or excise taxes is required.

      Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of the deferral of losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

      On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $1,048,473 and accumulated net realized gain has been increased by $1,048,706 resulting in a net reclassification adjustment to decrease additional paid-in capital by $233.

      Dividends to shareholders

      Dividends from net investment income, declared daily and payable monthly, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

      Other

      Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date. For U.S. dollar denominated bonds, interest income includes level-yield amortization of premium and discount. For foreign bonds, except for original issue discount, the Fund does not amortize premium and discount. Interest income, including level-yield amortization of premium and discount, is accrued daily.

  2

Expenses and
sales charges

      Effective March 20, 1995, the Fund entered into agreements with American Express Financial Corporation (AEFC) for managing its portfolio, providing administrative services and serving as transfer agent. Under its Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.52% to 0.395% annually.

      Under its Administrative Services Agreement, the Fund pays AEFC for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.05% to 0.025% annually. Additional administrative services paid by the Fund are office expenses, consultants' fees and compensation of officers and employees. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees, organizational expenses, and any other expenses properly payable by Fund approved by the board.

      Under a separate Transfer Agency Agreement, AEFC maintains shareholder accounts and records. The Fund pays AEFC an annual fee per shareholder account for this service as follows:

     oClass A $15.50
     oClass B $16.50
     oClass Y $15.50

      Also effective March 20, 1995, the Fund entered into agreements with American Express Financial Advisors Inc. for distribution and shareholder servicing-related services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate of 0.75% of the Fund's average daily net assets attributable to Class B shares for distribution-related services.

      Under a Shareholder Service Agreement, the Fund pays a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.175% of the Fund's average daily net assets attributable to Class A and Class B shares and commencing on May 9, 1997, the fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

      Sales charges received by American Express Financial Advisors Inc. for distributing Fund shares were $7,583,025 for Class A and $715,823 for Class B for the year ended Aug. 31, 1997.

      During the year ended Aug. 31, 1997 the Fund's custodian and transfer agency fees were reduced by $283,493 as a result of earnings credits from overnight cash balances.

  3

Securities
transactions

      Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $1,746,969,227 and $1,585,957,718, respectively, for the year ended Aug. 31, 1997. Realized gains and losses are determined on an identified cost basis.

  4

Interest rate
futures contracts

      At Aug. 31, 1997, investments in securities included securities valued at $4,140,820 that were pledged as collateral to cover initial margin deposit on 1,270 open sale contracts. The market value of the open sale contracts at Aug. 31, 1997 was $141,477,500 with a net unrealized loss of $1,053,907. See Summary of significant accounting policies.

  5

Lending of
portfolio securities

      At  Aug.  31,  1997,  securities  valued  at  $86,353,640  were on loan to brokers. For collateral, the Fund received $36,000,000 in cash and U.S. government securities valued at $52,675,521. Income from securities lending amounted to $122,414 for the year ended Aug. 31, 1997. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.
  6

Capital share
transactions

      Transactions in shares of capital stock for the years indicated are as follows:
                                      Year ended Aug. 31, 1997

                             Class A              Class B              Class Y
  Sold                    70,920,637           49,648,273           11,312,033
  Issued for reinvested   23,385,736            9,173,422            1,302,408
    distributions
  Redeemed              (101,710,017)         (54,072,632)          (8,062,196)
                        ------------          -----------           ----------
  Net increase (decrease) (7,403,644)           4,749,063            4,552,245
                          ==========            =========            =========

                                  Year ended Aug. 31, 1996
                             Class A              Class B              Class Y

  Sold                   114,769,614           73,749,573            9,060,737
  Issued for reinvested   22,892,773            9,133,222            1,088,615
    distributions
  Redeemed               (91,167,526)         (67,607,017)          (5,191,693)
                         -----------          -----------           ----------
  Net increase (decrease)  46,494,861          15,275,778            4,957,659
                           ==========          ==========            =========

  7

Option contracts
written

      The number of contracts and premium amounts associated with option contracts written is as follows:

                                                    Year ended Aug. 31, 1997
                                                           Calls
                                           Contracts                   Premium
                  Balance Aug. 31, 1996           --              $         --
                  Opened                      68,600                   150,920
                  Closed                     (68,600)                 (150,920)
                                             -------                  --------
                  Balance Aug. 31, 1997           --              $         --
                                             -------                  --------
      See Summary of significant accounting policies.

  8

Financial
highlights


      "Financial highlights" showing per share data and selected information is presented on pages 6 and 7 of the prospectus.

      (This annual report is not part of the prospectus.)

 Investments in securities

      IDS Bond Fund, Inc.
      Aug. 31, 1997
                                                                                (Percentages represent value of
                                                                             investments compared to net assets)
 Bonds (90.6%)
Issuer                                    Coupon            Maturity             Principal             Value(a)
                                            rate                year               amount
 U.S. government obligations (7.0%)
 U.S. Treasury                           5.875%                 2004           $36,450,000(b)  $    35,675,073
                                         6.375                  1999             2,000,000(k)        2,013,960
                                         6.375                  2002            17,300,000          17,419,370
                                         7.00                   2006            15,300,000(k)       15,901,902
                                         7.125                  1999            56,500,000(b)       57,764,470
                                         7.50                   2001            29,900,000          31,303,506
                                         7.875                  2004            16,000,000(k)       17,400,320
                                         8.875                  2017            42,750,000          53,008,290
    Tips                                 3.375                  2007             5,962,127(l)        5,857,790
 Govt Trust Certs Israel                 9.25                   2001             9,299,922           9,780,170
 Resolution Funding Corp
    Zero Coupon                          7.48                   1999            11,500,000(e)       10,487,885
 Total                                                                                             256,612,736

 Mortgage-backed securities (17.4%)
 Federal Home Loan Mtge Corp             6.00                   2010            12,993,103          12,730,772
                                         6.50                   2007               598,522             606,410
                                         8.00                2017-24            15,156,714          15,645,302
                                         8.50                   2026            19,289,015          20,152,005
    Collateralized Mtge Obligation
                                         7.00                   2022            22,000,000          21,570,100
                                         8.50                   2022            17,000,000          18,271,430
      Trust Series Z                     8.25                   2024            11,235,911(c)       11,693,437
 Federal Natl Mtge Assn                  5.50                   2009             9,732,193           9,327,139
                                         6.00                2024-26            83,816,868          79,208,173
                                         6.50                2008-24           190,539,402         186,024,113
                                         7.00                2003-26            51,442,687          50,943,780
                                         8.00                   2025            21,779,117          22,447,736
                                         8.50                2011-24            70,041,069(m)       73,406,442
                                         9.00                2009-24            11,264,284          12,106,178
    Collateralized Mtge Obligation       5.00                   2024             9,961,155           9,309,895
      Trust Series Z                     6.00                   2024             6,165,162(c)        4,938,358
 Govt Natl Mtge Assn                     7.00                   2008            37,851,735          38,490,294
                                         8.00                2024-26            26,248,580          27,055,996
                                         9.00                   2025             3,083,157           3,298,978
 Merrill Lynch Mtge Investors            6.96                   2028             7,515,000           7,328,299
                                         8.20                   2021             6,329,546(d)        6,262,295
 Prudential Bache
    Collateralized Mtge Obligation Trust 7.965                  2019             7,723,901           7,932,299
 Total                                                                                             638,749,431

 Aerospace & defense (3.0%)
 Airplanes GPA                          10.875                  2019             6,000,000           6,825,000
 Alliant Techsystems
    Sr Sub Nts                          11.75                   2003             6,000,000           6,622,500
 BE Aerospace                            9.875                  2006             7,000,000           7,245,000
 Boeing                                  8.75                   2031            15,000,000          18,026,250
 Goodrich (BF)                           9.625                  2001            10,000,000          10,907,300
 L-3 Comms                              10.375                  2007             7,965,000(d)        8,522,550
 McDonnell Douglas
    Medium-term Nts                      7.22                   2010            10,000,000          10,105,000
 Newport News Shipbuilding               8.625                  2006             7,500,000           7,762,500
 Northrop Grumman                        7.00                   2006             8,000,000           7,919,440
 Sequa                                   9.625                  1999            10,000,000          10,337,500
 TransDigm                              13.00                   2000             5,000,000(h)        5,250,000
 United Technologies                     8.875                  2019            10,000,000          11,679,400
 Total                                                                                             111,202,440

 Airlines (1.1%)
 Continental Airlines                    6.94                   2015            14,705,882          14,482,206
                                         7.82                   2015             4,901,961           5,090,588
 Delta Air Lines                        10.125                  2010            10,000,000          12,022,300
 Northwest Airlines                      8.07                   2015             4,957,313           5,167,503
                                         8.97                   2015             2,946,923           3,117,196
 Total                                                                                              39,879,793

 Automotive & related (1.0%)
 Ford Motor Credit                       7.20                   2007             5,500,000           5,626,885
 General Motors Acceptance
    Medium-term Nts                      7.625                  1998            10,000,000          10,098,000
 Hayes Wheels Intl                       9.125                  2007            10,000,000(d)       10,150,000
 Mascotech
    Cv                                   4.50                   2003             6,500,000           6,061,250
 Tower Automotive
    Cv                                   5.00                   2004             2,900,000(d)        3,135,625
 Total                                                                                              35,071,760

 Banks and savings & loans (2.8%)
 BankAmerica
    Sub Nts                              7.70                   2026            10,000,000(d)        9,715,700
 BankBoston Capital                      8.25                   2026            10,000,000          10,187,600
 Barclays NA Capital                     9.75                   2021            13,600,000          15,419,816
 First Nationwide Holdings
    Sr Sub Nts                          10.625                  2003             5,890,000           6,464,275
 Firstar Capital Trust                   8.32                   2026            10,000,000          10,323,100
 GreenPoint Financial                    9.10                   2027             5,000,000(d)        5,183,100
 Mellon Capital                          7.72                   2026             3,850,000           3,774,925
 Meridian Bancorp
    Sub Deb                              7.875                  2002            10,400,000          10,903,152
 Morgan (JP)
    Sr Sub Nts                           4.00                   2012            13,000,000(o)       12,603,500
 Society
    Sub Nts                              8.125                  2002             3,000,000           3,169,410
 Union Planters Trust                    8.20                   2026            10,000,000           9,986,900
 Washington Mutual                       8.375                  2027             5,800,000(d)        5,937,402
 Total                                                                                             103,668,880

 Building materials & construction (0.6%)
 McQuay (AAF)
    Sr Nts                               8.875                  2003             8,000,000           8,080,000
 Owens-Corning Fiberglas                 9.375                  2012             6,900,000           7,762,638
 Pulte
    Sr Nts                               7.00                   2003             7,700,000           7,565,096
 Total                                                                                              23,407,734

 Chemicals (0.3%)
 Grace (WR)                              8.00                   2004            10,420,000          10,990,703

 Communications equipment & services (0.9%)
 Comcast Cellular                        9.50                   2007             8,500,000(d)        8,776,250
 Echo Communications
    Zero Coupon                          6.09                   1999            11,000,000(f)        9,570,000
 Geotek Communications
    Cv                                  12.00                   2001             4,135,000(h)        3,514,750
 Jordan Inds                             9.875                  2007             4,100,000(d)        4,079,500
    Zero Coupon                         11.74                   2000             6,000,000(f)        4,342,500
 PhoneTel Technologies                  12.00                   2006             3,000,000           3,052,500
 Total                                                                                              33,335,500

 Computers & office equipment (0.6%)
 Decisionone                             9.75                   2007             5,000,000           5,175,000
 Read-Rite
    Cv                                   6.50                   2004             4,725,000           4,961,250
 Softkey
    Cv                                   5.50                   2000            12,000,000(d)       10,560,000
 Total                                                                                              20,696,250

 Electronics (0.4%)
 Reliance Electric                       6.80                   2003             6,000,000           6,049,320
 Thomas & Betts                          6.50                   2006             9,200,000           8,860,796
 Total                                                                                              14,910,116

 Energy (2.7%)
 Enron Oil & Gas                         6.70                   2006             5,000,000           4,938,700
 Oryx Energy
    Deb                                 10.00                   2001             9,650,000          10,544,362
 Parker & Parsley Petroleum
    Sr Nts                               8.25                   2007             9,500,000          10,262,280
 PDV America                             7.875                  2003            15,000,000          15,406,350
 Snyder Oil                              8.75                   2007             6,000,000(d)        5,985,000
 Texaco Capital
    Gtd Deb                              7.50                   2043             3,000,000           3,011,580
    Gtd Deb                              8.625                  2032            10,000,000          11,661,900
 UNC
    Sr Nts                               9.125                  2003            14,000,000          14,665,000
 USX                                     9.375                  2022            17,500,000          20,539,225
 Total                                                                                              97,014,397

 Energy equipment & services (0.4%)
 DI Inds                                 8.875                  2007             3,750,000           3,740,625
 Foster Wheeler                          6.75                   2005            11,000,000          10,802,220
 Total                                                                                              14,542,845

 Financial services (2.4%)
 Arvin Capital                           9.50                   2027            10,000,000          10,469,400
 Bat-Crave-800
    Sr Nts                               6.68                   2000            10,100,000(d)       10,080,810
    Sub Certs                            6.86                   2000             7,000,000           6,986,700
 Corporate Property Investors            7.18                   2013             7,000,000(d)        6,769,280
 First Union REIT
    Sub Nts                              8.875                  2003            10,000,000          10,250,000
 Malan Realty Investors REIT
    Cv Sub Deb                           9.50                   2004               310,000             311,550
 Property Trust America REIT             7.50                   2014            15,000,000          14,626,500
 Salomon
    Medium-term Nts                      6.625                  2000             6,700,000           6,690,419
    Sr Nts                               7.00                   1999            21,000,000          21,220,290
 Total                                                                                              87,404,949

 Food (0.2%)
 Chiquita Brands Intl
    Sr Nts                              10.25                   2006             7,000,000           7,577,500

 Furniture & appliances (0.4%)
 Interface                               9.50                   2005             7,500,000           7,950,000
 Lifestyle Furnishings                  10.875                  2006             6,000,000           6,637,500
 Total                                                                                              14,587,500

 Health care (0.4%)
 IMED
    Sr Sub Nts                           9.75                   2006             6,250,000(d)        6,429,687
 Lilly (Eli)                             6.77                   2036             7,950,000           7,594,874
 Phoenix Shannon
    Cv                                   9.50                   2000             2,000,000(d,g)        600,000
 Total                                                                                              14,624,561

 Health care services (2.2%)
 Columbia/HCA Healthcare                 7.69                   2025             2,800,000           2,749,124
 La Petite Holdings                      9.625                  2001             9,425,000           9,589,937
 Magellan Health
    Sr Sub Nts                          11.25                   2004             7,500,000           8,315,625
 Merit Behavioral                       11.50                   2005             3,250,000           3,534,375
 NOVACARE
    Cv Sub Deb                           5.50                   2000             7,000,000           6,676,250
 Owens & Minor
    Sr Sub Nts                          10.875                  2006             4,000,000           4,380,000
 Paracelsus Healthcare
    Sr Sub Nts                          10.00                   2006             8,500,000           8,627,500
 Tenet Healthcare
    Sr Nts                               8.625                  2003             3,850,000           4,013,625
    Sr Sub Nts                          10.125                  2005            22,000,000          24,145,000
 Vencor                                  8.625                  2007             8,250,000(d)        8,260,313
 Total                                                                                              80,291,749

 Industrial equipment & services (0.1%)
 AGCO
    Sr Sub Nts                           8.50                   2006             5,200,000           5,447,000

 Insurance (3.0%)
 Americo Life
    Sr Sub Nts                           9.25                   2005             9,400,000           9,423,500
 Arkwright
    Credit Sensitive Nts                 9.625                  2026             5,000,000(d)        5,661,300
 Conseco Finance Trust                   8.70                   2026             9,300,000           9,631,173
 Equitable Cos
    Sr Nts                               9.00                   2004             4,250,000           4,732,758
 Equitable IBM                           7.33                   2009             5,500,000           5,627,188
 Executive Risk                          8.675                  2027            11,500,000          11,944,475
 General American Life                   7.625                  2024             8,000,000(d)        7,440,400
 Leucadia Natl
    Sr Sub Nts                           7.875                  2006            10,850,000          10,936,040
 Nationwide Trust
    Credit Sensitive Nts                 9.875                  2025            11,500,000(d)       12,862,635
 New York Life
    Credit Sensitive Nts                 7.50                   2023             6,000,000(d)        5,838,180
 Principal Mutual                        8.00                   2044            10,000,000(d)       10,123,000
 SAFECO Capital Trust                    8.07                   2037            10,000,000(d)        9,953,500
 Zurich Capital Trust                    8.38                   2037             7,500,000(d)        7,844,625
 Total                                                                                             112,018,774

 Leisure time & entertainment (0.4%)
 Caesars World
    Sr Sub Nts                           8.875                  2002             6,000,000           6,187,500
 Lodgenet Entertainment
    Sr Nts                              10.25                   2006             5,500,000           5,596,250
 Riviera Holdings                       10.00                   2004             4,250,000           4,196,875
 Total                                                                                              15,980,625

 Media (4.4%)
 Ackerley Communications
    Sr Secured Nts                      10.75                   2003            11,000,000          11,742,500
 Cablevision Systems
    Sr Sub Nts                           9.25                   2005             6,000,000           6,255,000
 Cox Communications                      7.625                  2025             7,000,000           7,018,900
 Marcus Cable
    Zero Coupon                          6.59                   1999            10,000,000(f)        8,900,000
 News Corp                              10.15                   2010             3,738,650(d)        4,355,193
 Plitt Theatres                         10.875                  2004             4,000,000           4,250,000
 Time Warner                             8.375                  2033            17,500,000          18,440,450
    Deb                                  9.15                   2023            10,000,000          11,420,600
 Turner Broadcasting
    Sr Deb                               8.40                   2024            19,500,000          19,873,620
    Sr Nts                               8.375                  2013            10,000,000          10,628,500
 United Artist Theatre                   9.30                   2015            13,394,255          12,958,941
 Universal Outdoor
    Sr Sub Nts                           9.75                   2006            11,000,000          11,742,500
    Series B                             9.75                   2006             1,000,000           1,067,500
 Viacom Intl
    Sub Deb                              7.00                   2003             5,000,000           4,747,740
    Sub Deb                              8.00                   2006            30,150,000          29,471,625
 Total                                                                                             162,873,069

 Metals (0.5%)
 Ryerson Tull                            8.50                   2001            11,800,000          12,242,500
 Santa Fe Pacific Gold
    Sr Deb                               8.375                  2005             5,000,000           5,200,000
 Total                                                                                              17,442,500

 Multi-industry conglomerates (1.2%)
 Mark IV Inds
    Sr Sub Nts                           8.75                   2003             8,000,000           8,320,000
 Marshall & Ilsley                       7.65                   2026            10,000,000           9,759,000
 Prime Succession
    Sr Sub Nts                          10.75                   2004             4,240,000           4,674,600
 USI American Holdings
    Sr Nts                               7.25                   2006            10,920,000          10,632,367
 Westinghouse Electric                   8.875                  2001            10,000,000          10,559,000
 Total                                                                                              43,944,967

 Paper & packaging (1.5%)
 Fort Howard                            11.00                   2002             8,727,721           9,236,547
 Gaylord Container                       9.75                   2007             8,500,000(d)        8,648,750
    Sr Sub Deb                          12.75                   2005            15,000,000          16,406,250
 Intl Paper                              5.125                  2012             9,000,000           7,333,650
 Riverwood Intl
    Sr Nts                              10.625                  2007             3,750,000(d)        3,806,250
 Scotia Pacific Holding                  7.95                   2015             4,155,390           4,230,021
 Warren (SD)
    Sr Nts                              12.00                   2004             5,000,000           5,625,000
 Total                                                                                              55,286,468

 Restaurants & lodging (0.5%)
 Hammons (John Q) Hotels
    1st Mtge                             8.875                  2004             7,000,000           7,087,500
 La Quinta Inns                          9.25                   2003            10,000,000          10,350,000
 Total                                                                                              17,437,500

 Retail (1.4%)
 Corporate Express
    Cv                                   4.50                   2007             2,500,000           2,293,750
 Costco Companies
    Zero Coupon Cv                       3.50                   2017            19,000,000(d,e)      9,998,750
 Dairy Mart Convenience Stores
    Sr Sub Nts                          10.25                   2004             6,250,000           6,281,250
 Kroger                                  8.15                   2006            13,000,000          13,910,000
 Wal-Mart Stores                         7.00                   2006            16,817,153(d)       16,987,174
                                         8.875                  2011             3,500,000           3,633,630
 Total                                                                                              53,104,554

 Soaps & cosmetics (0.2%)
 Sweetheart Cup
    Sr Sub Nts                           9.625                  2000             6,500,000           6,532,500

 Textiles & apparel (0.3%)
 Dominion Textiles
    Sr Nts                               9.25                   2006             3,000,000           3,142,500
 WestPoint Stevens
    Sr Nts                               8.75                   2001             7,500,000           7,790,625
 Total                                                                                              10,933,125

 Transportation (0.6%)
 CSX7.25                              2027              9,700,000(d)             9,932,703
 Norfolk Southern                        7.35                   2007            10,000,000          10,270,200
 Total                                                                                              20,202,903

 Utilities -- electric (11.5%)
 Appalachian Power                       8.50                   2022             5,000,000           5,287,300
 Arizona Public Service
    Sale Lease-Backed Obligation         8.00                   2015            12,556,000          13,187,943
 Cajun Electric Power Cooperative
    Mtge Trust                           8.92                   2019             5,000,000           5,420,600
 California Energy                      10.25                   2004            10,000,000          10,800,000
 Cleveland Electric Illuminating         7.19                   2000             8,000,000(d)        8,041,280
                                         7.67                   2004            20,500,000          20,843,785
    1st Mtge                             8.375                  2011             8,115,000           8,096,579
    1st Mtge                             9.50                   2005            15,100,000          16,415,965
 CMS Energy                              8.125                  2002            10,000,000          10,135,600
 Consumers Power
    1st Mtge                             7.375                  2023            10,000,000           9,614,800
 Connecticut Light & Power               7.75                   2002            28,750,000(d)       28,947,800
                                         7.875                  2001             3,500,000           3,577,980
 EIP Funding                            10.25                   2012             6,769,000           7,701,768
 First Palo Verde Funding               10.15                   2016             6,311,000           6,689,660
                                        10.30                   2014             3,187,000           3,378,220
 Long Island Lighting                    8.625                  2004             8,500,000           8,900,350
    Gen Ref Mtge                         9.625                  2024            20,188,000          21,177,818
    Gen Ref Mtge                         9.75                   2021            15,500,000          16,463,170
 Midland Cogeneration Venture           11.75                   2005            14,900,000          17,488,875
    Sub Secured Sale
    Lease-Backed Obligation             10.33                   2002             9,659,491          10,613,366
 Niagara Mohawk Power
    1st Mtge                             7.75                   2006            19,600,000          19,731,712
 Ohio Edison
    1st Mtge                             7.875                  2023             6,000,000           5,860,860
 Public Service Electric & Gas
    1st Ref Mtge                         6.75                   2006             5,500,000           5,499,945
 RGS Funding
    Sale Lease-Backed Obligation         9.82                   2022             9,938,469          12,111,814
 Salton Sea
    Sr Nts                               7.84                   2010            10,000,000          10,290,600
 Sithe Independence Funding              8.50                   2007             7,500,000           7,943,925
                                         9.00                   2013             4,700,000           5,199,281
 Texas-New Mexico Power
    1st Mtge                             9.25                   2000             6,000,000           6,307,500
    Secured Deb                         10.75                   2003             5,000,000           5,412,500
 Texas Utilities Electric                7.17                   2007            13,900,000          13,763,085
    1st Collateral Trust                 7.375                  2025             3,000,000           2,901,630
    1st Collateral Trust                 9.75                   2021             9,900,000          11,501,325
    1st Mtge                             7.625                  2025            10,000,000           9,935,500
    Secured Facility                     9.45                   2005             4,067,000           4,303,984
 Texas Utility Capital                   8.175                  2037            10,000,000          10,099,800
 Tucson Electric Power
    1st Mtge                             8.50                   2009             7,000,000           6,667,500
 Virginia Electric Power
    1st Mtge                             6.75                   2007            35,000,000          34,542,900
 Western Massachusetts Electric          7.375                  2001            12,000,000          11,874,840
 Wisconsin Electric Power                6.875                  2095             8,000,000           7,411,600
 Total                                                                                             424,143,160

 Utilities -- gas (1.6%)
 Coastal                                 7.42                   2037             6,000,000           5,924,160
 Columbia Gas Systems                    6.80                   2005             7,700,000           7,655,879
 Equitable Resources                     7.50                   1999             5,000,000           5,115,950
 Questar Pipeline                        9.375                  2021             8,000,000           8,792,800
 Southern California Gas
    1st Mtge                             7.375                  2023             6,900,000           6,741,300
 Southwest Gas                           9.75                   2002             7,900,000           8,637,781
 Tenneco                                 7.625                  2007             5,000,000           5,094,150
                                         9.20                   2012             9,000,000          10,425,600
 Total                                                                                              58,387,620

 Utilities -- telephone (4.5%)
 Ameritech Capital Funding
    Gtd Deb                              9.10                   2016            16,000,000          18,821,280
 AT&T
    Deb                                  8.35                   2025            17,500,000          18,558,575
 BellSouth Telecommunications            6.50                   2005             7,200,000           7,104,240
                                         7.00                   2095            10,000,000           9,707,400
 GTE                                    10.25                   2020             7,000,000           7,902,230
 New York Telephone                      9.375                  2031            23,665,000          26,798,483
 Pacific Bell                            6.625                  2034            10,000,000           9,056,900
                                         7.125                  2026            10,200,000          10,083,108
                                         7.375                  2043            10,000,000           9,888,700
 360 Communications
    Sr Nts                               7.50                   2006            17,470,000          17,666,013
 U S WEST Communications
    Deb                                  7.20                   2026            14,000,000          13,328,700
 Worldcom                                7.75                   2007            15,000,000          15,583,350
 Total                                                                                             164,498,979

 Miscellaneous (2.0%)
 Adams Outdoor Advertising
    Sr Nts                              10.75                   2006             7,500,000           8,156,250
 American General                        7.57                   2045            10,000,000(d)        9,531,200
 ECM Funding LP                         11.92                   2002             1,846,307(h)        1,841,691
 First Empire                            8.23                   2027            10,450,000          10,628,486
 Keystone Consolidated Inds              9.625                  2007             5,000,000(d)        5,050,000
 Norcal Waste Systems
    Sr Nts                              13.25                   2005             7,500,000           8,390,625
 Pierce Leahy
    Sr Sub Nts                          11.125                  2006             4,723,000           5,313,375
 SC Intl                                 9.25                   2007            13,000,000(d)       13,032,500
 Triangle Bancorp                        9.375                  2027             5,000,000(d)        5,213,400
 Yale University                         7.375                  2096             6,000,000           6,077,520
 Total                                                                                              73,235,047

 Municipal bonds (0.3%)(p)
 Denver Colorado City & County School
    District #1 Taxable-Pension-School
    Facilities Lease (AMBAC Insured)     6.94                   2012             7,700,000           7,653,800
 New Jersey Economic Development
    Authority State Pension Funding
    Revenue Bond (MBIA Insured)          7.425                  2029             4,600,000           4,716,380
 Total                                                                                              12,370,180


 Foreign (12.8%)(i)
 ABN Amro
    (U.S. Dollar)                        7.75                   2023             9,000,000           9,260,460
 ALFA Bank
    (U.S. Dollar)                       11.28                   1997             3,000,000(o)        3,000,000
 Austria Republic Euro
    (U.S. Dollar)                       10.00                   1998             5,000,000           5,156,250
 BAA Euro
    (British Pound)                      5.75                   2006             2,500,000           4,573,010
 Banca Italy N.Y.
    (U.S. Dollar)                        8.25                   2007             9,200,000           9,842,988
 Banco General
    (U.S. Dollar)                        7.70                   2002             7,500,000(d)        7,430,100
 Bank of China
    (U.S. Dollar)                        8.25                   2014            10,000,000          10,328,800
 Carter Holt Harvey
    (U.S. Dollar)                        8.875                  2004            10,500,000          11,487,525
 Celcaribe
    (U.S. Dollar) Zero Coupon            5.83                   1998             2,870,000(d,f)      4,592,000
    (U.S. Dollar) Zero Coupon           16.23                   1998             3,250,000(d,f)      3,120,000
 China Power & Light
    (U.S. Dollar) Sr Nts                 7.50                   2006             8,000,000           8,176,800
 Cia Latino Americana
    (U.S. Dollar)                       11.625                  2004             1,825,000(d)        1,939,063
 City of Moscow
    (U.S. Dollar)                        9.50                   2000             6,000,000(d)        6,172,500
    (U.S. Dollar) Zero Coupon           10.96                   1997             6,000,000(e)        5,774,400
 Comp Paranaense De Energ
    (U.S. Dollar)                        9.75                   2005             4,000,000(d)        4,135,000
 Dao Heng Bank
    (U.S. Dollar) Sub Nts                7.75                   2007             7,750,000(d)        7,759,222
 DGS Intl Finance
    (U.S. Dollar)                       10.00                   2007             4,575,000(d)        4,483,500
 Deutsche Finance Netherlands
    (U.S. Dollar) Zero Coupon            4.50                   2017            13,640,000(d,e)      6,223,250
 Doman Inds
    (U.S. Dollar)                        8.75                   2004             4,000,000           3,940,000
 Dominion Textiles
    (U.S. Dollar)                        8.875                  2003             7,500,000           7,706,250
 Espirito Santo Centrais
    (U.S. Dollar)                       10.00                   2007             6,000,000(d)        5,977,500
 Ford Capital
    (U.S. Dollar)                        9.125                  1998             4,000,000           4,087,760
    (U.S. Dollar)                        9.50                   2010            18,350,000          21,708,784
 Global Telesystems
    (U.S. Dollar)                        8.75                   2000             5,000,000(d)        5,075,000
 Govt of Algeria
    (U.S. Dollar)                        7.06                   2006             6,000,000           5,310,000
 Govt of Poland PDI Euro
    (U.S. Dollar)                        4.00                   2014             9,600,000           8,124,000
 Greater Beijing First
    (U.S. Dollar)                        9.25                   2004             3,500,000(d)        3,444,945
    (U.S. Dollar)                        9.50                   2007             5,000,000(d)        4,893,950
 Grupo Iusacell Sa De
    (U.S. Dollar)                       10.00                   2004             3,000,000(d)        3,060,000
 Grupo Televisa
    (U.S. Dollar) Sr Nts                11.375                  2003             6,000,000           6,585,000
 Groupe Videotron
    (U.S. Dollar)                       10.625                  2005             5,000,000           5,600,000
 GST Telecommunications
    (U.S. Dollar) Zero Coupon Cv         5.24                   2000             1,045,000(d,f)        836,000
 Guangdong Enterprises
    (U.S. Dollar)                        8.875                  2007             3,600,000(d)        3,624,228
 Honam Oil Refinery
    (U.S. Dollar)                        7.125                  2005             9,000,000(d)        8,984,160
 Hutchison Whampoa
    (U.S. Dollar)                        7.50                   2027             8,000,000(d)        7,740,560
 Hyundai Semiconductor
    (U.S. Dollar)                        8.625                  2007            10,000,000(d)       10,176,900
 Imexsa Export Trust
    (U.S. Dollar)                       10.125                  2003             7,500,000(d)        8,006,250
 India Kiat Financial
    (U.S. Dollar)                       10.00                   2007            10,750,000(d)       10,346,875
 Israel Electric
    (U.S. Dollar) Sr Nts                 7.25                   2006            10,000,000(d)       10,039,200
 Korea Electric Power
    (U.S. Dollar)                        6.375                  2003             5,000,000           4,819,050
    (U.S. Dollar)                        8.00                   2002             2,800,000           2,924,152
 MacMillan Bole Delaware
    (U.S. Dollar)                        8.50                   2004             3,000,000           3,172,260
 Mexican Cetes
    (Mexican Peso) Zero Coupon          20.59                   1998            48,250,000(e)        5,214,378
    (Mexican Peso) Zero Coupon          19.05                   1998            42,580,000(e)        4,668,471
 Ministry Finance Russia
    (U.S. Dollar)                        9.25                   2001             4,000,000(d)        4,100,000
 People's Republic of China
    (U.S. Dollar)                        7.375                  2001             3,500,000           3,574,375
    (U.S. Dollar)                        9.00                   2096            10,000,000          11,304,100
 Petronas
    (U.S. Dollar)                        7.75                   2015            10,000,000(d)       10,273,600
 Petrozuata Finance
    (U.S. Dollar)                        7.63                   2009             3,000,000(d)        3,066,780
    (U.S. Dollar)                        8.22                   2017             7,000,000(d)        7,327,950
 Philippine Long Distance Telephone
    (U.S. Dollar)                        7.85                   2007             4,000,000(d)        3,796,160
    (U.S. Dollar)                        8.35                   2017             3,000,000(d)        2,818,020
 Placer Dome
    (U.S. Dollar)                        7.125                  2003             5,000,000           5,041,700
 Province of Mendoza
    (U.S. Dollar)                       10.00                   2007             4,000,000(d)        3,975,000
 Quno
    (U.S. Dollar) Sr Nts                 9.125                  2005             7,000,000           7,315,000
 Repap New Brunswick
    (U.S. Dollar)                        9.875                  2000            11,250,000          11,278,125
 Republic of Argentina
    (Argentine Peso)                     8.75                   2002            10,000,000(d)        9,832,670
 Republic of Israel
    (U.S. Dollar)                        6.375                  2005             7,300,000           7,027,856
 Republic of Italy
    (U.S. Dollar)                        6.875                  2023             9,000,000           8,739,630
 Republic of Panama
    (U.S. Dollar)                        7.875                  2002             3,000,000(d)        2,988,060
 Rogers Cablesystems
    (Canadian Dollar) Sr Secured Nts     6.95                   2014             3,700,000           2,770,837
 Rogers Cantel Mobile
    (U.S. Dollar)                        9.375                  2008             9,300,000           9,974,250
 Rosetelecom (AO)
    (U.S. Dollar)                        9.375                  2000             3,000,000(h)        3,000,000
 Scotland Bank
    (U.S. Dollar)                        8.80                   2004            20,500,000(d)       22,325,935
 Taiwan Semiconductor
    (U.S. Dollar) Zero Coupon            0.00                   2002             3,680,000(d,e)      3,937,600
 Tarkett Intl
    (U.S. Dollar)                        9.00                   2002            11,000,000          11,151,250
 Telekom Malaysia
    (U.S. Dollar)                        7.875                  2025            15,000,000(d)       15,385,200
 WMC Finance
    (U.S. Dollar)                        7.25                   2013            10,000,000           9,932,600
 Zhuhai Highway
    (U.S. Dollar)                       12.00                   2008            10,000,000(d)       11,300,000
 Total                                                                                             471,757,239

 Total bonds
(Cost: $3,214,340,688)                                                                          $3,330,165,054

 Common stocks (0.1%)
Issuer                                                                        Shares                  Value(a)

 Celcaribe                                                                   528,450(d,g)          $ 2,113,800
 Triangle Wire & Cable                                                       211,111(g,h,n)                 --


 Total common stocks
 (Cost: $5,628,900)                                                                                $ 2,113,800

 Preferred stocks & other (1.2%)
Issuer                                                                        Shares                   Value(a)

 Asia Pulp & Paper
    12.00%                                                                     6,330              $  6,298,350
 Dairy Mart
    Warrants                                                                  51,666(d)                103,332
 Evergreen Media
    6.00% Cv                                                                  50,000                 2,850,000
 Intermedia Communications
    7.00% Cv                                                                 160,000                 4,700,000
 Natl Australia Bank
    7.875% Cv                                                                240,000                 6,855,000
 Pinto Totta Intl Finance
    7.77%                                                                    100,000(d,o)            9,939,700
 Salomon
    2.375%                                                                   400,000                10,825,000
 Transdigm
    Warrants                                                                   3,989(h)              1,196,700

 Total preferred stocks & other
(Cost: $39,255,311)                                                                                $42,768,082

 Short-term securities (9.2%)
Issuer                                        Annualized                   Amount on                   Value(a)
                                                yield on                  payable at
                                                 date of                    maturity
                                               purchase

 U.S. government agencies (0.5%)
 Federal Home Loan Mtge Corp Disc Nts
      09-02-97                                   5.44%                 $     400,000             $     399,820
      09-12-97                                   5.46                      2,000,000                 1,996,078
      09-19-97                                   5.42                      2,300,000                 2,293,100
      09-19-97                                   5.44                      6,000,000                 5,981,933
 Federal Natl Mtge Assn Disc Nt
      09-16-97                                   5.49                      7,430,000                 7,410,808
 Total                                                                                              18,081,739

 Commercial paper (8.7%)
 ABN Amro North American Finance
      10-16-97                                   5.92                     11,400,000                11,314,453
 A. I. Credit
      10-14-97                                   5.55                     10,000,000                 9,928,198
 American General Capital
      09-03-97                                   5.54                     15,900,000(j)             15,890,283
 American General Finance
      10-20-97                                   5.55                     10,600,000                10,517,258
 Ameritech
      09-12-97                                   5.61                     10,000,000                 9,978,903
 Ameritech Capital Funding
      10-24-97                                   5.56                      3,300,000(j)              3,270,701
 Associates Corp North America
      10-09-97                                   5.53                      5,700,000                 5,665,230
 AT&T
      09-08-97                                   5.51                      8,400,000                 8,388,513
 Avco Financial Services
      11-25-97                                   5.59                     13,000,000                12,820,456
      12-03-97                                   5.59                     15,600,000                15,364,544
 Beneficial
      10-10-97                                   5.55                     10,000,000                 9,937,247
      10-22-97                                   5.55                     10,000,000                 9,914,254
 Campbell Soup
      11-17-97                                   5.50                      5,800,000(j)              5,727,178
 Cargill Global
      09-09-97                                   5.52                      6,600,000(j)              6,589,953
 Ciesco LP
      09-25-97                                   5.53                      1,600,000                 1,593,633
 Commercial Credit
      10-03-97                                   5.55                     10,000,000                 9,947,961
 Commerzbank U.S. Finance
      09-10-97                                   5.53                     12,700,000                12,678,657
 CPC Intl
      10-14-97                                   5.58                      1,700,000(j)              1,687,322
      11-24-97                                   5.58                      7,000,000(j)              6,904,421
 Deustche Bank Financial
      09-16-97                                   5.51                      6,900,000                 6,882,112
 Fleet Funding
      09-15-97                                   5.54                      6,000,000(j)              5,985,307
 Ford Motor Credit
      09-22-97                                   5.53                      9,300,000                 9,267,321
 General Electric
      09-22-97                                   5.54                      4,800,000                 4,783,133
 Goldman Sachs Group
      09-19-97                                   5.54                     10,000,000                 9,969,389
 Lincoln Natl
      09-05-97                                   5.53                     18,000,000(j)             17,983,500
 May Department Stores
      10-28-97                                   5.55                      9,100,000                 9,014,635
 MCI Communications
      09-16-97                                   5.63                      4,000,000(j)              3,987,675
 Metlife Funding
      10-01-97                                   5.53                      9,100,000                 9,055,511
 Mobil Australia Finance (Delaware)
      10-17-97                                   5.92                      7,000,000(j)              6,944,423
 Morgan Stanley Group
      10-14-97                                   5.55                      7,900,000                 7,845,589
 NBD Bank Canada
      09-12-97                                   5.53                      6,000,000                 5,988,083
      10-24-97                                   5.57                     10,000,000                 9,909,639
 Novartis Finance
      09-02-97                                   5.50                      7,000,000(j)              6,996,803
 Paccar Financial
      09-10-97                                   5.53                      4,300,000                 4,292,774
 Pacific Mutual
      09-02-97                                   5.52                      1,300,000                 1,299,404
 Pfizer
      09-12-97                                   5.53                      9,300,000(j)              9,281,563
 Reed Elsevier
      10-07-97                                   5.58                      1,500,000(j)              1,490,705
 SBC Communications Capital
      11-03-97                                   5.57                     10,000,000(j)              9,896,417
 Toyota Motor Credit
      09-16-97                                   5.53                     11,800,000                11,769,353
 Total                                                                                             320,762,501

 Total short-term securities
 (Cost: $338,898,625)                                                                          $   338,844,240

 Total investments in securities
 (Cost: $3,598,123,524)(q)                                                                      $3,713,891,176


See accompanying notes to investments in securities.

      (This annual report is not part of the prospectus.)

 Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Security is partially or fully on loan. See Note 5 to the financial statements.

(c) This security is a collateralized mortgage obligation that pays no interest or principal during its initial accrual period until payment of a previous series within the trust have been paid off. Interest is accrued at an effective yield.

(d)  Represents  a  security  sold  under  Rule  144A,   which  is  exempt  from
registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.

(e) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.

(f) For those zero coupon bonds that become coupon paying at a future date, the interest rate disclosed represents the annualized effective yield from the date of acquisition to interest reset date disclosed.

(g) Non-income producing. For long term debt securities, item identified is in default as to payment of interest and/or principal.

(h) Identifies issues considered to be illiquid as to their  marketability  (see
Note 1 to the financial statements). Information concerning such security holdings at Aug. 31, 1997, is as follows:



Security                                         Acquisition             Cost
                                                        date
 ECM Funding LP
    11.92% 2002                                     04-13-92       $1,846,307
 Geotek Communications
    12% Cv 2001                                     03-04-96        4,135,000
 Rosetelecom (AO)
    9.375% 2000                                     04-28-97        3,000,000
 Transdigm
    13% 2000                                        12-06-95        4,543,348
    Warrants                                        12-06-95          274,974
 Triangle Wire & Cable
    Common                                          01-13-92       5,000,045

(i) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated.

(j) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(k) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 4 to the financial statements):

                                                                   Notional
Type of security                                                    amount
Sale contracts
U.S. Treasury Note Sept. 97                                     $50,000,000
U.S. Treasury Bond Sept. 97                                      38,500,000
U.S. Treasury Bond Dec. 97                                       38,500,000

(l) U.S. Treasury inflation-protection securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semi-annual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(m) At Aug. 31, 1997, the cost of securities purchased, including interest purchased, on a when-issued basis was $49,900,000.

(n) Negligible market value.

(o) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Aug. 31, 1997.

(p) The following abbreviations are used in portfolio descriptions to identify the insurer of the issue:
AMBAC     -- American Municipal Bond Association Corporation
MBIA      -- Municipal Bond Investors Assurance

(q) At Aug. 31, 1997, the cost of securities for federal income tax purposes was $3,593,426,565 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.........................................$139,682,021
Unrealized depreciation..........................................(19,217,410)
                                                                 -----------
Net unrealized appreciation.....................................$120,464,611
                                                                ============

(This annual report is not part of the prospectus.)


PART C. OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a)      FINANCIAL STATEMENTS:

         List of financial statements filed as part of this Post-Effective Amendment to the Registration Statement:
               Independent auditors' report dated October 3, 1997
               Statement of assets and liabilities, August 31, 1997 Statement of operations, year ended August 31, 1997 Statements of changes in net assets, for the years ended August 31, 1997 and August 31, 1996
               Notes to financial statements
               Investments in securities, August 31, 1997
               Notes to investments in securities

(b)      EXHIBITS:

1. Copy of Articles of Incorporation, as amended October 14, 1988, filed electronically as Exhibit 1 to Registrant's Post-Effective Amendment No. 28 to Registration Statement No. 2-51586, is incorporated herein by reference.

2.       Copy of By-laws, as amended January 12, 1989, filed electronically as
         Exhibit 2 to Registrant's Post-Effective Amendment No. 30 to Registration Statement No. 2-51586, is incorporated herein by reference.

3.       Not Applicable.

4. Copy of Stock certificate, filed as Exhibit 4 to Registrant's Amendment Number One to Registration Statement No. 2-51586 dated October 29, 1974, is incorporated herein by reference.

5. Copy of Investment Management and Services Agreement between Registrant and American Express Financial Corporation, dated March 20, 1995, is filed electronically herewith.

6. Copy of Distribution Agreement between Registrant and American Express Financial Advisors Inc. dated March 20, 1995, filed electronically herewith.

7. All employees are eligible to participate in a profit sharing plan. Entry into the plan is Jan. 1 or July 1. The Registrant contributes each year an amount up to 15 percent of their annual salaries, the maximum deductible amount permitted under Section 404 (a) of the Internal Revenue Code.

8. Copy of Custodian Agreement between Registrant and First National Bank of Minneapolis, dated July 23, 1986, filed electronically as Exhibit 8 to Registrant's Post-Effective Amendment No. 46 to Registration Statement No. 2-51586 is incorporated herein by reference.

9(a). Copy of Plan and Agreement of Merger, dated April 10, 1986, filed electronically as Exhibit 9 to Registrant's
         Post-Effective Amendment No. 24 to Registration Statement No. 2-51586, is incorporated herein by reference.

9(b). Copy of Transfer Agency Agreement between Registrant and American Express Financial Corporation, dated March 20, 1995, is filed electronically herewith.

9(c). Copy of License Agreement dated Jan. 25, 1988, between IDS Financial Corporation and Registrant, filed as Exhibit 9c to Registrant's Post-Effective Amendment No. 35 to Registration Statement No. 2-51586, is herein incorporated by reference.

9(d). Copy of Shareholder Service Agreement between Registrant and American Express Financial Advisors Inc., dated March 20,
         1995, is filed electronically herewith.

9(e). Copy of Administrative Services Agreement between Registrant and American Express Financial Corporation, dated March 20, 1995, is filed electronically herewith.

9(f). Copy of Agreement and Plan of Reorganization, dated September 8, 1994, between IDS Strategy Fund, Inc. and IDS Bond Fund,
         Inc., filed electronically as Exhibit 4 on Registrant's Pre-Effective Amendment No. 1, on Form N-14, is incorporated herein by reference.

9(g). Copy of the Class Y Shareholder Service Agreement between IDS Precious Metals Fund, Inc. and American Express Financial Advisors Inc., dated May 9, 1997 filed electronically on or about May 27, as Exhibit 9(e) to IDS Precious Metals Fund Inc.'s Amendment No. 30 to Registration Statement No. 2-93745, is incorporated herein by reference.

         Registrant's Class Y Shareholder Service Agreement differs from the one incorporated by reference only by the fact that Registrant is one executing party.


10. Opinion and consent of counsel as to the legality of the securities being registered is filed electronically herewith.

11.      Independent Auditors' Consent is filed electronically herewith.

12.      None.

13.      Not applicable.

14. Forms of Keogh, IRA and other retirement plans, filed as Exhibits 14(a) through 14(g) to IDS Government Securities Money Fund, Inc., Post-Effective Amendment No. 1 to Registration Statement No. 2-75165 on August 26, 1982, are incorporated herein by reference.

15. Copy of Plan and Agreement of Distribution between Registrant and American Express Financial Advisors Inc. dated March
         20, 1995, is filed electronically herewith.

16. Copy of Schedule for computation of each performance quotation provided in the Registration Statement in response to Item 22(b), filed as Exhibit No. 16 to Registrant's Post-Effective Amendment No. 32 to Registration Statement No. 2-51586 is incorporated herein by reference.

17.      Financial Data Schedule is filed electronically herewith.

18. Copy of Plan pursuant to Rule 18f-3 under the 1940 Act filed electronically as Exhibit 18 to Registrant's Post-Effective
         Amendment No. 44 to Registration Statement No. 2-51586 is incorporated herein by reference.

19(a). Directors' Power of Attorney to sign Amendments to this Registration Statement, dated January 8, 1997 is filed electronically herewith.

19(b). Officers' Power of Attorney dated Nov. 1, 1995 to sign Amendments to this Registration Statement filed electronically as exhibit 19(b) to Registrant's Post-Effective Amendment No. 46 to Registration Statement No. 2-51586 is incorporated herein by reference.

Item 25. Person Controlled by or Under Common Control with Registrant:  None.

Item 26. Number of Holders of Securities

                                   (1)                                (2)

                                                              Number of Record
                                                              Holders as of
                             Title of Class                   October 16, 1997
                                 Class A                              147,485
                                 Class B                               73,023
                                 Class Y                               16,830

Item 27. Indemnification

The Articles of Incorporation of the registrant provide that the Fund shall indemnify any person who was or is a party or is threatened to be made a party, by reason of the fact that she or he is or was a director, officer, employee or agent of the Fund, or is or was serving at the request of the Fund as a director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, to any threatened, pending or completed action, suit or proceeding, wherever brought, and the Fund may purchase liability insurance and advance legal expenses, all to the fullest extent permitted by the laws of the State of Minnesota, as now existing or hereafter amended. The By-laws of the registrant provide that present or former directors or officers of the Fund made or threatened to be made a party to or involved (including as a witness) in an actual or threatened action, suit or proceeding shall be indemnified by the Fund to the full extent authorized by the Minnesota Business Corporation Act, all as more fully set forth in the By-laws filed as an exhibit to this registration statement.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Any indemnification hereunder shall not be exclusive of any other rights of indemnification to which the directors, officers, employees or agents might otherwise be entitled. No indemnification shall be made in violation of the Investment Company Act of 1940.

Item 29(c).  Not applicable.

Item 30.     Location of Accounts and Records

             American Express Financial Corporation
             IDS Tower 10
             Minneapolis, MN  55440

Item 31.     Management Services

             Not Applicable.

Item 32.     Undertakings

             (a)  Not Applicable.
             (b)  Not Applicable.
             (c) The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, IDS Bond Fund, Inc., certifies that it meets the requirements for the effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis and State of Minnesota on the 28th day of October, 1997.

IDS BOND FUND, INC.


By:      _________________________________________
         Melinda S. Urion, Treasurer

By       /s/ William R. Pearce**
         William R. Pearce, Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated on the 28th day of October, 1997.

Signature                                   Capacity

/s/      William R. Pearce*                 Chief Executive Officer and Chairman
         William R. Pearce                  of the Board

/s/      John R. Thomas*                    President and Director
         John R. Thomas

/s/      H. Brewster Atwater, Jr.*          Director
         H. Brewster Atwater, Jr.

/s/      Lynne V. Cheney*                   Director
         Lynne V. Cheney

/s/      William H. Dudley*                 Director
         William H. Dudley

/s/      Robert F. Froehlke*                Director
         Robert F. Froehlke

/s/      David R. Hubers*                   Director
         David R. Hubers

/s/      Heinz F. Hutter*                   Director
         Heinz F. Hutter

/s/      Anne P. Jones*                    Director
         Anne P. Jones

/s/      Alan K. Simpson*                   Director
         Alan K. Simpson

/s/      Edson W. Spencer*                  Director
         Edson W. Spencer

/s/      Wheelock Whitney*                  Director
         Wheelock Whitney

/s/      C. Angus Wurtele*                  Director
         C. Angus Wurtele

*Signed pursuant to Directors' Power of Attorney, dated January 8, 1997, filed electronically herewith, by:




----------------------------------
Leslie L. Ogg

**Signed pursuant to Officers' Power of Attorney dated Nov. 1, 1995, filed electronically as Exhibit 19(b) to Registrant's Post-Effective Amendment No. 46 to Registration Statement No. 2-51586 by:



-----------------------------------
Leslie L. Ogg

CONTENTS OF THIS POST-EFFECTIVE AMENDMENT NO. 47
TO REGISTRATION STATEMENT NO. 2-51586

This Post-Effective Amendment contains the following papers and documents:

The facing sheet.

Cross reference sheet.

Part A.

         The prospectus.

Part B.

         Statement of Additional Information.

         Financial Statements.

Part C.

         Other information.

         Exhibits.

The signatures.